Exhibit 10

EXECUTION VERSION

GS MORTGAGE SECURITIES CORPORATION II,

PURCHASER

and

GOLDMAN SACHS MORTGAGE COMPANY,

SELLER

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of November 1, 2016

Series 2016-GS4

This Mortgage Loan Purchase Agreement (“Agreement”), dated as of November 1, 2016, is between GS Mortgage Securities Corporation II, a Delaware corporation, as purchaser (the “Purchaser”), and Goldman Sachs Mortgage Company, a New York limited partnership, as seller (the “Seller”).

Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of November 1, 2016 (the “Pooling and Servicing Agreement”), among the Purchaser, as depositor (in such capacity, the “Depositor”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer (a “Special Servicer”), Wells Fargo Bank, National Association, as AMA Plaza special servicer (a “Special Servicer”), AEGON USA Realty Advisors, LLC, as 225 Bush Street special servicer (a “Special Servicer”), Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Operating Advisor”) and asset representations reviewer (in such capacity, the “Asset Representations Reviewer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”) and Wilmington Trust, National Association, as trustee (the “Trustee”), pursuant to which the Purchaser will transfer the Mortgage Loans (as defined herein) to a trust fund and certificates representing ownership interests in the Mortgage Loans will be issued by a New York common law trust (the “Trust”). In exchange for the Mortgage Loans, the Trust will issue to or at the direction of the Depositor certificates to be known as GS Mortgage Securities Trust 2016-GS4, Commercial Mortgage Pass-Through Certificates, Series 2016-GS4 (collectively, the “Certificates”). For purposes of this Agreement, “Mortgage Loans” refers to the mortgage loans listed on Exhibit A (and for the avoidance of doubt, the term Mortgage Loan shall include a subordinate interest in each of two mortgage loans, the “Trust Subordinate Companion Loans”) and “Mortgaged Properties” refers to the properties securing such Mortgage Loans.

The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

SECTION 1        Sale and Conveyance of Mortgages; Possession of Mortgage File. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (except as otherwise specifically set forth herein), (subject to the rights of the holders of interests in the Companion Loans) all of its right, title and interest in and to the Mortgage Loans identified on Exhibit A to this Agreement (the “Mortgage Loan Schedule”) including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date, (excluding payments of principal, interest and other amounts due and payable on the Mortgage Loans on or before the Cut-off Date). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Seller’s interest in the related Mortgage represented by the Mortgage Note and the other contents of the related Mortgage File (including, in the case of each of the AMA Plaza Whole Loan and 225 Bush Street Whole Loan, the separate note evidencing the related Trust Subordinate Companion Loan) (subject to the rights of the holders of interests in the Companion Loans) will be vested in the Purchaser and immediately thereafter the Trustee, and the ownership of records and documents with respect to each Mortgage Loan (other than those to be held by the holders of the Companion Loans) prepared by or which come into the possession of the Seller shall (subject to the rights of the holders of interests in the Companion

Loans) immediately vest in the Purchaser and immediately thereafter the Trustee. In connection with the transfer of the Mortgage Loans related to the Whole Loans pursuant to this Section 1, the Seller does hereby assign to the Purchaser all of its rights, title and interest (solely in its capacity as the holder of the Mortgage Loans related to Whole Loans) in, to and under the related Co-Lender Agreements (it being understood and agreed that the Seller does not assign any right, title or interest that it or any other party may have thereunder in its capacity as any Companion Holder). The Purchaser will sell (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ and Class C Certificates (the “Public Certificates”) to the underwriters specified in the underwriting agreement, dated as of November 16, 2016 (the “Underwriting Agreement”), among the Depositor, Goldman, Sachs & Co. (“GS&Co.”), Academy Securities, Inc. (“Academy”), Drexel Hamilton, LLC (“Drexel”) and Morgan Stanley & Co. LLC (“MS&Co.” and, together with GS&Co., Academy and Drexel, the “Underwriters”); (ii) the Class D, Class X-D, Class E, Class F, Class G and Class R Certificates (the “Private Certificates”) to GS&Co., Academy, Drexel and MS&Co. as the initial purchasers (each in such capacity, an “Initial Purchaser” and collectively, the “Initial Purchasers”) specified in the certificate purchase agreement, dated as of November 16, 2016 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers; (iii) the Class AMA-A, Class X-AMA, Class AMA-B, Class AMA-C and Class AMA-D Certificates (the “AMA Plaza Loan-Specific Certificates”) to GS&Co. (in such capacity, the “AMA Plaza Loan-Specific Initial Purchaser”) specified in the loan-specific certificate purchase agreement, dated as of November 16, 2016 (the “AMA Plaza Loan-Specific Certificate Purchase Agreement”) among the Depositor and the AMA Plaza Loan-Specific Initial Purchaser; and (iv) the Class 225-A, Class X-225, Class 225-B, Class 225-C, Class 225-D and Class 225-E Certificates (the “225 Bush Street Loan-Specific Certificates”) to GS&Co. (in such capacity, the “225 Bush Street Loan-Specific Initial Purchaser”) specified in the loan-specific certificate purchase agreement, dated as of November 16, 2016 (the “225 Bush Street Loan-Specific Certificate Purchase Agreement”) among the Depositor and the 225 Bush Street Loan-Specific Initial Purchaser.

The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As consideration for the Mortgage Loans, the Purchaser shall pay, by wire transfer of immediately available funds, to the Seller or at the Seller’s direction $1,238,436,983, plus accrued interest on the Mortgage Loans from and including November 1, 2016 to but excluding the Closing Date (but subject to certain post-settlement adjustment for expenses incurred by the Underwriters, the Initial Purchasers, the AMA Plaza Loan-Specific Initial Purchaser and the 225 Bush Street Initial Purchaser on behalf of the Depositor and for which the Seller is specifically responsible).

The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

SECTION 2        Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage (other than with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan) and each Mortgage Note shall be transferred to the Trustee subject to and in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust on behalf of the Trustee (for the benefit of the Certificateholders) as the owner of such Mortgage Loan and shall be transferred promptly to the

Certificate Administrator. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and all recoveries and payments of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

The transfer of each Mortgage Loan shall be reflected on the Seller’s balance sheets and other financial statements as the sale of such Mortgage Loan by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes. Following the transfer of the Mortgage Loans by the Seller to the Purchaser, the Seller shall not take any actions inconsistent with the ownership of the Mortgage Loans by the Purchaser and its assignees.

The transfer of each Mortgage Loan shall be reflected on the Purchaser’s balance sheets and other financial statements as the purchase of such Mortgage Loan by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes. The Purchaser shall be responsible for maintaining, and shall maintain, a set of records for each Mortgage Loan which shall be clearly marked to reflect the transfer of ownership of each Mortgage Loan by the Seller to the Purchaser pursuant to this Agreement.

SECTION 3        Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a)  The Purchaser hereby directs the Seller, and the Seller hereby agrees, such agreement effective upon the transfer of the Mortgage Loans contemplated herein, to deliver to or deposit with (or cause to be delivered to or deposited with) the Custodian (on behalf of the Trustee), with copies to be delivered to the Master Servicer (other than with respect to any Non-Serviced Mortgage Loan) and the applicable Special Servicer, respectively, on the dates set forth in Section 2.01 of the Pooling and Servicing Agreement, all documents, instruments and agreements required to be delivered by the Purchaser, or contemplated to be delivered by the Seller (whether at the direction of the Purchaser or otherwise), to the Custodian, the Master Servicer and the applicable Special Servicer, as applicable, with respect to the Mortgage Loans under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01 of the Pooling and Servicing Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

With respect to letters of credit (exclusive of those relating to a Non-Serviced Mortgage Loan), the Seller shall deliver to the Master Servicer and the Master Servicer shall hold the original (or copy, if such original has been submitted by the Seller to the issuing bank to effect an assignment or amendment of such letter of credit (changing the beneficiary thereof to the Trustee (in care of the Master Servicer) for the benefit of the Certificateholders and, if applicable, the related Serviced Companion Noteholder, that may be required in order for the Master Servicer to draw on such letter of credit on behalf of the Trustee for the benefit of the Certificateholders and, if applicable, the related Serviced Companion Noteholder, in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents)) and the Seller shall be deemed to have satisfied any such delivery requirements by delivering with respect to any letter(s) of credit a copy thereof to the Custodian together with an Officer’s Certificate of the Seller certifying that such document has been delivered to the Master Servicer or an Officer’s Certificate from the Master Servicer certifying that it holds the letter(s) of credit pursuant to Section 2.01(b) of the Pooling and Servicing Agreement. If a letter of credit referred to in the previous sentence is not in a form that would allow the Master Servicer to draw on such letter of credit on behalf of the Trustee for the benefit of the Certificateholders and, if applicable the related Serviced Companion Noteholder, in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Seller shall deliver the appropriate assignment or amendment documents (or copies of such assignment or amendment documents if the Seller has submitted the originals to the related issuer of such letter of credit for processing) to the Master Servicer within 90 days of the Closing Date. The Seller shall pay any costs of assignment or amendment of such letter(s) of credit required in order for the Master Servicer to draw on such letter(s) of credit on behalf of the Trustee for the benefit of the Certificateholders and, if applicable the related Serviced Companion Noteholder, and shall cooperate with the reasonable requests of the Master Servicer or the applicable Special Servicer, as applicable, in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is assigned or amended in order that it may be drawn by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders and, if applicable, the related Serviced Companion Noteholders.

Contemporaneously with the execution of this Agreement by the Purchaser and the Seller, the Seller shall deliver a power of attorney substantially in the form of Exhibit G hereto to each Special Servicer, that permits such parties to take such other action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to any Mortgage Loan which have not been delivered, assigned or recorded at the time required for enforcement by the Trust Fund. The Seller will be required to effect at its expense the assignment and, if applicable, recordation of its Mortgage Loan documents until the assignment and recordation of all such Mortgage Loan documents has been completed.

(b)           [Reserved]

(c)            Except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan, the Seller shall deliver to and deposit (or cause to be delivered to and deposited) with the Master Servicer within five (5) Business Days after the Closing Date: (i) a copy of the Mortgage File; (ii) all documents and records not otherwise required to be contained in the Mortgage File that (A) relate to the origination and/or servicing and administration of the Mortgage Loans (other than the Non-Serviced Mortgage Loan) or the related Serviced Companion Loans, (B) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans (including any asset summaries related to the Mortgage Loans that were delivered to the Rating Agencies in connection with the rating of the Certificates) and the Serviced Companion Loans or for evidencing or enforcing any of the rights of the holder of the Mortgage Loans and the Serviced Companion Loans or holders of interests therein and (C) are in the possession or under the control of the Seller; and (iii) all unapplied Escrow Payments and reserve funds in the possession or under control of the Seller that relate to the Mortgage Loans or any related Serviced Companion Loans, together with a statement indicating which Escrow Payments and reserve funds are allocable to each Mortgage Loan or to the Serviced Companion Loans, provided that copies of any document in the Mortgage File and any other document, record or item referred to above in this sentence that constitutes a Designated Servicing Document shall be delivered to the Master Servicer on or before the Closing Date; provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

(d)           With respect to any Mortgage Loan secured by a Mortgaged Property that is subject to a franchise agreement with a related comfort letter in favor of the Seller that requires notice to or request of the related franchisor to transfer or assign any related comfort letter to the Trustee for the benefit of the Certificateholders or have a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) issued in the name of the Trustee for the benefit of the Certificateholders, the Seller or its designee shall, within 45 days of the Closing Date (or any shorter period if required by the applicable comfort letter), provide any such required notice or make any such required request to the related franchisor for the transfer or assignment of such comfort letter or issuance of a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter), with a copy of such notice or request to the Custodian (who shall include such document in the related Mortgage File), the Master Servicer and the applicable Special Servicer, and the Master Servicer shall use reasonable efforts in accordance with the Servicing Standard to acquire such replacement comfort letter, if necessary (or to acquire any such new document or acknowledgement as may be contemplated under the existing comfort letter), and the Master Servicer shall, as soon as reasonably practicable following receipt thereof, deliver the original of such replacement comfort letter, new document or acknowledgement, as applicable, to the Custodian for inclusion in the Mortgage File.

SECTION 4        Treatment as a Security Agreement. Pursuant to Section 1 hereof, the Seller has conveyed to the Purchaser all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller’s right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (and, in any event, excluding scheduled payments of principal and interest due on or before the Cut-off Date) and all proceeds thereof, and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

SECTION 5        Covenants of the Seller. The Seller covenants with the Purchaser as follows:

(a)            except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan it shall cause Anderson McCoy & Orta, P.C. (“AMO”) to record and file in the appropriate public recording office for real property records or UCC financing statements, as appropriate (or, with respect to any assignments that the Custodian has agreed to record or file pursuant to the Pooling and Servicing Agreement, deliver to the Custodian for such purpose and cause the Custodian to record and file), each related assignment of Mortgage and assignment of assignment of leases, rents and profits and each related UCC-3 financing statement referred to in the definition of Mortgage File from the Seller to the Trustee as and to the extent contemplated under Section 2.01(c) of the Pooling and Servicing Agreement. All out of pocket costs and expenses relating to the recordation or filing of such assignments, assignments of Mortgage and financing statements shall be paid by the Seller. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure such defect or cause such defect to be cured, as the case may be, and the Seller shall record or file, or cause AMO to record or file, such substitute or corrected document or instrument or, with respect to any assignments that the Custodian has agreed to record or file pursuant to the Pooling and Servicing Agreement, deliver such substitute or corrected document or instrument to the Custodian (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, the then holder of such Mortgage Loan);

(b)           as to each Mortgage Loan, except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan, if the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (2), (3) and (6) (if recorded) and (15) of the definition of “Mortgage File” in the Pooling and Servicing Agreement solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as applicable, it shall forward to the Custodian a copy of the original certified by the Seller to be a true and complete copy of the original thereof submitted for recording. The Seller shall cause each assignment referred to in Section (5)(a) above that is recorded and the file copy of each UCC-3 assignment referred to in Section (5)(a) above to reflect that it should be returned by the public recording or filing office to the Custodian or its agent following recording (or, alternatively, to the Seller or its designee, in which case the Seller shall deliver or cause the delivery of the recorded/filed original to the Custodian promptly following receipt); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Seller shall obtain therefrom and deliver to the Custodian a certified copy of the recorded original. On a monthly basis, at the expense of the Seller, the Custodian shall forward to the Master Servicer a copy of each of the aforementioned assignments following the Custodian’s receipt thereof;

(c)            it shall take any action reasonably required by the Purchaser, the Certificate Administrator, the Trustee or the Master Servicer in order to assist and facilitate the transfer of the servicing of the Mortgage Loans (other than any Mortgage Loan that is a Non-Serviced Mortgage Loan) to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders and/or the Companion Holder. Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or the applicable Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

(d)           the Seller shall provide the Master Servicer the initial data with respect to each Mortgage Loan for the CREFC® Financial File and the CREFC® Loan Periodic Update File

that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement and the Supplemental Servicer Schedule;

(e)            if (during the period of time that the Underwriters are required, under applicable law, to deliver a prospectus related to the Public Certificates in connection with sales of the Public Certificates by an Underwriter or a dealer) the Seller has obtained actual knowledge of undisclosed or corrected information related to an event that occurred prior to the Closing Date, which event causes there to be an untrue statement of a material fact with respect to the Seller Information in the Prospectus dated November 17, 2016 relating to the Public Certificates, the annexes and exhibits thereto and any DVD delivered therewith, the Offering Circular dated November 17, 2016 relating to the Private Certificates, the annexes and exhibits thereto and any DVD delivered therewith, the AMA Plaza Loan-Specific Offering Circular dated November 17, 2016 relating to the AMA Plaza Loan-Specific Certificates, the annexes and exhibits thereto and any DVD delivered therewith, or the 225 Bush Street Loan-Specific Offering Circular dated November 17, 2016 relating to the 225 Bush Street Loan-Specific Certificates, the annexes and exhibits thereto and any DVD delivered therewith (collectively, the “Offering Documents”), or causes there to be an omission to state therein a material fact with respect to the Seller Information required to be stated therein or necessary to make the statements therein with respect to the Seller Information, in the light of the circumstances under which they were made, not misleading, then the Seller shall promptly notify the Dealers and the Depositor. If as a result of any such event the Dealers’ legal counsel determines that it is necessary to amend or supplement the Offering Documents in order to correct the untrue statement, or to make the statements therein, in the light of the circumstances when the Offering Documents are delivered to a purchaser, not misleading, or to make the Offering Documents in compliance with applicable law, the Seller shall (to the extent that such amendment or supplement solely relates to the Seller Information) at the expense of the Seller, do all things reasonably necessary to assist the Depositor to prepare and furnish to the Dealers, such amendments or supplements to the Offering Documents as may be necessary so that the Seller Information in the Offering Documents, as so amended or supplemented, will not contain an untrue statement, will not, in the light of the circumstances when the Offering Documents are delivered to a purchaser, be misleading and will comply with applicable law. (All terms under this clause (e) and not otherwise defined in this Agreement shall have the meanings set forth in the Indemnification Agreement, dated as of November 16, 2016, among the Underwriters, the Initial Purchasers, the AMA Plaza Loan-Specific Initial Purchaser, the 225 Bush Street Loan-Specific Initial Purchaser, the Seller and the Purchaser (the “Indemnification Agreement” and, together with this Agreement, the “Operative Documents”));

(f)            for so long as the Trust (or with respect to the Companion Loans, if such Companion Loan is deposited into another securitization, the trust fund under such other securitization) is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Depositor (or with respect to the Companion Loans, if such Companion Loan (or a portion thereof) is deposited into another securitization, the depositor of such securitization) and the Certificate Administrator with any Additional Form 10-D Disclosure, any Additional Form 10-K Disclosure and any Form 8-K Disclosure Information indicated on Exhibit BB, Exhibit CC and Exhibit DD to the Pooling and Servicing Agreement, to the extent contemplated to be provided by the Seller, within the time periods set forth in the Pooling and Servicing Agreement; provided that, in connection with providing Additional Form 10-K Disclosure and the Seller’s reporting obligations under Item 1119 of Regulation AB, upon reasonable request by the Seller, the Purchaser shall provide the Seller with a list of all parties to the Pooling and Servicing Agreement and any other Servicing Function Participant;

(g)           within sixty (60) days after the Closing Date, the Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File (including, if applicable, any additional documents that the Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan or Trust Subordinate Companion Loan; provided that such documents are clearly labeled and identified) to the Intralinks Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor;

(h)           promptly upon completion or such delivery of the Diligence Files, but in no event later than sixty (60) days after the Closing Date, the Seller shall provide each of the Depositor, the Master Servicer, the Special Servicers, the Certificate Administrator, the Trustee, the Custodian, the Directing Holder, the Asset Representations Reviewer and the Operating Advisor, to the addresses provided in the notice provision of the Pooling and Servicing Agreement, with a certification by an authorized officer of the Seller, substantially in the form of Exhibit E to this Agreement, that the electronic copy of the Diligence File for each Mortgage Loan uploaded to the Intralinks Site constitutes all documents required under the definition of “Diligence File” and such Diligence Files are organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor;

(i)             upon written request of the Asset Representations Reviewer (in the event that the Asset Representations Reviewer reasonably determines that any Review Materials made available or delivered to the Asset Representations Reviewer are missing any documents required to complete any Test for a Delinquent Mortgage Loan), the Seller shall provide to the Asset Representations Reviewer promptly, but in no event later than ten (10) Business Days after receipt of such written request (which time period may be extended upon the mutual agreement of the Seller and the Asset Representations Reviewer), such documents requested by the Asset Representations Reviewer relating to each Delinquent Mortgage Loan to enable the Asset Representations Reviewer to complete any Test for a Delinquent Mortgage Loan, but only to the extent such documents are in the possession of the Seller; provided that the Seller shall not be required to provide any documents that are proprietary to the related originator or the Seller or any draft documents, privileged or internal communications, credit underwriting or due diligence analysis;

(j)             upon the completion of an Asset Review with respect to each Delinquent Mortgage Loan and receipt by the Seller of a written request from the Asset Representations Reviewer, the Seller shall pay a fee of (i) $15,000 multiplied by the number of Delinquent Loans subject to any Asset Review (for purposes of this Section 5(j), the “Subject Loans”), plus (ii) $1,500 per Mortgaged Property relating to the Subject Loans in excess of one Mortgaged Property per Subject Loan, plus (iii) $2,000 per Mortgaged Property relating to a Subject Loan subject to a ground lease, plus (iv) $1,000 per Mortgaged Property relating to a Subject Loan subject to a franchise agreement, hotel management agreement or hotel license agreement, subject, in the case of each of clauses (i) through (iv), to adjustments on the basis of the year-end

“Consumer Price Index for All Urban Consumers” as published by the U.S. Department of Labor, or other similar index if the Consumer Price Index for All Urban Consumers is no longer calculated for the year of the Closing Date and for the year of the occurrence of the Asset Review, in each case within 60 days of such written request by the Asset Representations Reviewer;

(k)           if the preliminary Asset Review Report indicates that any of the representations and warranties fails or is deemed to fail any Test, the Seller shall have 90 days from receipt of the preliminary Asset Review Report to remedy or otherwise refute the Test failure indicated in the preliminary Asset Review Report. If the Seller elects to refute the Test failure indicated in the preliminary Asset Review Report, the Seller shall provide any documents or any explanations to support (i) a conclusion that a subject representation and warranty has not failed a Test or (ii) a claim that any missing documents in the Review Materials are not required to complete a Test, in any such case to the Asset Representations Reviewer;

(l)             the Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to the resolution method;

(m)             the Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon (i) any failure of the Seller to pay the fees described under Section 5(j) above within 90 days of written request by the Asset Representations Reviewer or (ii) any failure by the Seller to provide all documents required to be delivered by it pursuant to this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement within 60 days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement);

(n)           with respect to any Mortgage Loan that is (or may become pursuant to the related Co-Lender Agreement) part of an Non-Serviced Whole Loan, (x) in the event that the Closing Date occurs prior to the closing date of the Non-Serviced Securitization, the Seller shall provide (or cause to be provided) to the Depositor and the Trustee (1) written notice in a timely manner of (but no later than three (3) Business Days prior to) the closing of such Non-Serviced Securitization, and (2) no later than the closing date of such Non-Serviced Securitization, a copy of the Non-Serviced Pooling Agreement in an EDGAR-compatible format, and (y) in the event that the Closing Date occurs after the closing of the Non-Serviced Securitization, the Seller shall provide, or cause the Other Depositor to provide, the Depositor (and counsel thereto) with a copy of the related Non-Serviced Pooling Agreement (together with any amendments thereto) in an EDGAR-compatible format by the later of (1) two (2) Business Days prior to the Closing Date and (2) the closing date of such Non-Serviced Securitization; and

(o)           with respect to the Companion Loans, the Seller agrees that if disclosure related to the description of a party to the Pooling and Servicing Agreement is requested by the holder of a related Companion Loan for inclusion in the disclosure materials relating to the securitization of such Companion Loan, the reasonable costs of such party related to such disclosure and any opinion(s) of counsel, certifications and/or indemnification agreement(s) shall be paid or caused to be paid by the Seller.

SECTION 6        Representations and Warranties.

(a)            The Seller represents and warrants to the Purchaser as of the date hereof and as of the Closing Date that:

(i)            The Seller is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of New York with full power and authority to own its assets and conduct its business, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under this Agreement except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and the Seller has taken all necessary action to authorize the execution and delivery of, and performance under, the Operative Documents and has duly executed and delivered each Operative Document, and has the power and authority to execute, deliver and perform under each Operative Document and all the transactions contemplated hereby and thereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

(ii)           Assuming the due authorization, execution and delivery of this Agreement by the Purchaser, this Agreement will constitute a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities;

(iii)          The execution and delivery of each Operative Document by the Seller and the performance of its obligations hereunder and thereunder will not conflict with any provision of any law or regulation to which the Seller is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Seller’s organizational documents or any agreement or instrument to which the Seller is a party or by which it is bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller’s assets or property, in each case, which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by the Operative Documents;

(iv)          There is no action, suit, proceeding or investigation pending or, to the Seller’s knowledge, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Seller to carry out the transactions contemplated by each Operative Document;

(v)            The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that, in the Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that, in the Seller’s good faith and reasonable judgment, is likely to materially and adversely affect its performance under any Operative Document;

(vi)           No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, each Operative Document or the consummation of the transactions contemplated hereby or thereby, other than those which have been obtained by the Seller;

(vii)          The transfer, assignment and conveyance of the Mortgage Loans by the Seller to the Purchaser is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

(viii)         Except for the agreed-upon procedures report obtained from the accounting firm engaged to provide procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (the “Accountant’s Due Diligence Report”), the Seller has not obtained (and, through and including the Closing Date, will not obtain) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Exchange Act) in connection with the transactions contemplated herein and in the Offering Documents and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Seller has not employed (and, through and including the Closing Date, will not employ) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Offering Documents.  The Seller further represents and warrants that no portion of the Accountant’s Due Diligence Report contains, with respect to the information contained therein with respect to the Mortgage Loans, any names, addresses, other personal identifiers or zip codes with respect to any individuals, or any other personally identifiable or other information that would be associated with an individual, including without limitation any “nonpublic personal information” within the meaning of Title V of the Gramm-Leach-Bliley Financial Services Modernization Act of 1999. The Underwriters, Initial Purchasers, AMA Plaza Loan-Specific Initial Purchaser and 225 Bush Street Loan-Specific Initial Purchaser are third-party beneficiaries of the provisions set forth in this Section 6(a)(viii).

(b)            The Purchaser represents and warrants to the Seller as of the Closing Date that:

(i)              The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder, and the Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has duly executed and delivered this Agreement, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

(ii)           Assuming the due authorization, execution and delivery of this Agreement by the Seller, this Agreement will constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(iii)          The execution and delivery of this Agreement by the Purchaser and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Purchaser is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Purchaser’s organizational documents or any agreement or instrument to which the Purchaser is a party or by which it is bound, or any order or decree applicable to the Purchaser, or result in the creation or imposition of any lien on any of the Purchaser’s assets or property, in each case which would materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement;

(iv)          There is no action, suit, proceeding or investigation pending or, to the Purchaser’s knowledge, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement;

(v)           The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance under any Operative Document;

(vi)          No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Purchaser; and

(vii)          The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountant’s Due Diligence Report and meeting the requirements of that Form 15G, Rule 15Ga-2, any other rules and regulations of the Securities and Exchange Commission and the Exchange Act; (B) provided a copy of the final draft of each such Form 15G to the Underwriters, the Initial Purchasers, the AMA Plaza Loan-Specific Initial Purchaser and the 225 Bush Street Loan-Specific Initial Purchaser at least 6 Business Days before the first sale in the offering contemplated by the Offering Documents; and (C) furnished each such Form 15G to the Securities and Exchange Commission on EDGAR at least 5 Business Days before the first sale in the offering contemplated by the Offering Documents as required by Rule 15Ga-2.

(c)            The Seller further makes the representations and warranties as to the Mortgage Loans other than the Trust Subordinate Companion Loans set forth in Exhibit B to this Agreement as of the Cut-off Date or such other date set forth in Exhibit B to this Agreement with respect to each Mortgage Loan other than a Trust Subordinate Companion Loan, which representations and warranties are subject to the exceptions thereto set forth in Exhibit C to this Agreement, and with respect to each Trust Subordinate Companion Loan, the representations and warranties set forth in Exhibit F to this Agreement as of the Cut-off Date or such other date set forth in Exhibit F to this Agreement.

(d)           Pursuant to the Pooling and Servicing Agreement, if the Depositor, the Master Servicer, the applicable Special Servicer, the Trustee, the Certificate Administrator or the Operating Advisor (solely in its capacity as operating advisor) discovers (without implying any duty of such person to make, or to attempt to make, such a discovery) or receives notice alleging (A) that any document constituting a part of a Mortgage File has not been properly executed, is missing, contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule, or does not appear to be regular on its face (each, a “Document Defect”), or (B) a breach of any representation or warranty of the Seller made pursuant to Section 6(c) of this Agreement with respect to any Mortgage Loan (a “Breach”), then such party is required to give prompt written notice thereof to the Seller.

(e)            Pursuant to the Pooling and Servicing Agreement, the Master Servicer (with respect to Non-Specially Serviced Mortgage Loans) or the applicable Special Servicer (with respect to Specially Serviced Mortgage Loans) is required to determine whether any such Document Defect or Breach with respect to any Mortgage Loan materially and adversely affects, or such Document Defect is deemed in accordance with Section 2.03 of the Pooling and Servicing Agreement to materially and adversely affect, the value of the Mortgage Loan or any related REO Property or the interests of the Certificateholders therein or causes any Mortgage Loan to fail to be a “qualified mortgage” within the meaning of the REMIC Provisions (any such Document Defect shall constitute a “Material Document Defect” and any such Breach shall constitute a “Material Breach”; and a Material Breach and/or a Material Document Defect, as the case may be, shall constitute a “Material Defect”). The Master Servicer or the applicable Special

Servicer may (but will not be obligated to) consult with the Master Servicer or the applicable Special Servicer regarding any determination of a Material Defect for a Non-Specially Serviced Mortgage Loan. If such Document Defect or Breach has been determined to be a Material Defect, then the Enforcing Servicer will be required to give prompt written notice thereof to the Seller, the other parties to the Pooling and Servicing Agreement and (for so long as no Consultation Termination Event is continuing) the Directing Holder. Promptly upon becoming aware of any such Material Defect (including through a written notice given by any party to the Pooling and Servicing Agreement, as provided above if the Document Defect or Breach identified therein is a Material Defect), the Seller shall, not later than 90 days from the earlier of (a) the earlier of the Seller’s discovery or receipt of notice of, and receipt of a demand to take action with respect to, such Material Defect or (b) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of the REMIC Provisions, any party’s discovery of such Material Defect (such 90-day period, the “Initial Cure Period”), (i) cure such Material Defect in all material respects (which cure shall include payment of any losses and Additional Trust Expenses associated therewith, including the amount of any fees and reimbursable expenses of the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan), (ii) repurchase the affected Mortgage Loan or REO Loan (or the Trust’s interest therein with respect to any Mortgage Loan that is part of a Whole Loan) at the applicable Purchase Price by wire transfer of immediately available funds to the Collection Account or (iii) substitute a Qualified Substitute Mortgage Loan (other than with respect to the related Whole Loans, for which no substitution shall be permitted) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing Date) and pay the Master Servicer, for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith; provided, that the Seller may not repurchase a Trust Subordinate Companion Loan without repurchasing the related AMA Plaza Mortgage Loan or 225 Bush Street Mortgage Loan, as applicable; provided, however, that if (i) such Material Defect is capable of being cured but not within such Initial Cure Period, (ii) such Material Defect is not related to any Mortgage Loan’s not being a “qualified mortgage” within the meaning of the REMIC Provisions and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Defect within such Initial Cure Period, then the Seller shall have an additional 90 days (such additional 90 day period, the “Extended Cure Period”) to complete such cure, or, in the event of a failure to so cure, to complete such repurchase of the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above (it being understood and agreed that, in connection with the Seller’s receiving such Extended Cure Period, the Seller shall deliver an Officer’s Certificate to the Trustee, the applicable Special Servicer, the Operating Advisor and the Certificate Administrator setting forth the reasons such Material Defect was not cured within the Initial Cure Period and what actions the Seller is pursuing in connection with the cure of such Material Defect and stating that the Seller anticipates that such Material Defect will be cured within such Extended Cure Period); and provided, further, that, if any such Material Defect is still not cured after the Initial Cure Period and any such Extended Cure Period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure, repurchase or substitution obligations in respect of such Document Defect so long as the Seller certifies to the Trustee, the applicable Special Servicer, the Operating Advisor and the Certificate Administrator every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure, repurchase or substitution may continue beyond the date that is 18 months following the Closing Date. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or a Document Defect, but if the Seller discovers a Material Defect with respect to a Mortgage Loan, it will notify the Purchaser. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related Due Date in the month of substitution, and Periodic Payments due with respect to each Mortgage Loan being repurchased or replaced, and received by the Master Servicer or the applicable Special Servicer on behalf of the Trust, after the related Cut-off Date through, but not including, the related date of repurchase or substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related Due Date in the month of substitution, and Periodic Payments due with respect to each Mortgage Loan being repurchased or replaced and received by the Master Servicer or the applicable Special Servicer on behalf of the Trust after the related date of repurchase or substitution, shall not be part of the Trust Fund and are to be remitted by the Master Servicer to the Seller effecting the related repurchase or substitution within two Business Days following receipt of properly identified and available funds constituting such Periodic Payment. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, that has been substituted shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes.

No delay in either the discovery of a Material Defect on the part of any party to the Pooling and Servicing Agreement or in providing notice of such Material Defect shall relieve the Mortgage Loan Seller of its obligation to repurchase the related Mortgage Loan (if it is otherwise required to do so under this Agreement) unless (i) the Mortgage Loan Seller did not otherwise discover or have knowledge of such Material Defect, (ii) such delay is the result of the failure by a party to the Pooling and Servicing Agreement to provide prompt notice as required by the terms of the Pooling and Servicing Agreement after such party has actual knowledge of such Material Defect (knowledge shall not be deemed to exist by reason of the custodian’s exception report) and such delay precludes the Mortgage Loan Seller from curing such Material Defect and (iii) provided that the Mortgage Loan Seller is afforded a cure period of 90 days from the Mortgage Loan Seller’s receipt of notice thereof, such Material Defect did not relate to a Mortgage Loan not being a “qualified mortgage” as described in this section. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a Mortgagor), healthcare facility, nursing home, assisted living facility, self-storage facility, theatre or fitness center (operated by a Mortgagor), then the failure to deliver to the Custodian copies of the UCC financing statements with respect to such Mortgage Loan shall not be a Material Defect.

If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Underlying Loan, and (iii) the applicable Material Defect does not constitute a Material Defect as to any other Crossed Underlying Loan in the related Crossed Mortgage Loan Group (without regard to this paragraph), then the applicable Material Defect shall be deemed to constitute a Material Defect as to each other Crossed Underlying Loan in the related Crossed Mortgage Loan Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Underlying Loans in the related Crossed Mortgage Loan Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Underlying Loans in such Crossed Mortgage Loan Group satisfy the Crossed Underlying Loan Repurchase Criteria. In the event that the remaining Crossed Underlying Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Underlying Loan as to which the related Material Defect exists or to repurchase or substitute for all of the Crossed Underlying Loans in the related Crossed Mortgage Loan Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Underlying Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

To the extent that the Seller is required to repurchase or substitute for a Crossed Underlying Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Underlying Loans in the related Crossed Mortgage Loan Group, neither the Seller nor the Purchaser shall enforce any remedies against the other’s Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective related Mortgage Loans, including with respect to the Trustee, the Primary Collateral securing the Mortgage Loans still held by the Trustee.

If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Underlying Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Underlying Loans shall be allocated between such Crossed Underlying Loans in accordance with the related Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Underlying Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee and the Certificate Administrator an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

Subject to the Seller’s right to cure set forth above in this Section 6(e), and further subject to Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, failure of the Seller to deliver the documents referred to in clauses (1), (2), (7), (8), (18) and (19) in the definition of “Mortgage File” in the Pooling and Servicing Agreement in accordance with this Agreement and the Pooling and Servicing Agreement for any Mortgage Loan shall be deemed a Material Document Defect; provided, however, that no Document Defect (except such deemed Material Document Defect described above) shall be considered to be a Material Document Defect unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the lender’s rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the

Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation.

Notwithstanding the foregoing provisions of this Section 6(e), in lieu of the Seller performing its repurchase or substitution obligations with respect to any Material Defect provided in this Section 6(e), to the extent that the Seller and the Purchaser (or, following the assignment of the Mortgage Loans to the Trust, the Master Servicer or the applicable Special Servicer, as applicable, on behalf of the Trust, and, if no Control Termination Event, AMA Plaza Control Termination Event or 225 Bush Street Control Termination Event, as applicable, has occurred and is continuing, with the consent of the Directing Holder (or the AMA Plaza Controlling Class Representative or 225 Bush Street Controlling Class Representative, as applicable, in respect of the Trust Subordinate Companion Loans)) are able to agree upon the Loss of Value Payment for a Material Defect, the Seller may elect, in its sole discretion, to pay such Loss of Value Payment to the Purchaser (or its assignee); provided that a Material Defect as a result of a Mortgage Loan not constituting a “qualified mortgage” within the meaning of Code Section 860G(a)(3) may not be cured by a Loss of Value Payment. Upon its making such payment, the Seller shall be deemed to have cured such Material Defect in all respects. Provided such payment is made, this paragraph describes the sole remedy available to the Purchaser and its assignees regarding any such Material Defect, and the Seller shall not be obligated to repurchase or replace the related Mortgage Loan or otherwise cure such Material Defect.

With respect to any Non-Serviced Mortgage Loan, the Seller agrees that if a “material document defect” (as such term or any analogous term is defined in the related Non-Serviced Pooling Agreement) exists under the related Non-Serviced Pooling Agreement with respect to the related Non-Serviced Companion Loan included in the related Non-Serviced Securitization, and such Non-Serviced Companion Loan is repurchased by or on behalf of such Seller (or other responsible repurchasing entity) from the related Non-Serviced Securitization as a result of such “material document defect” (as such term or any analogous term is defined in such Non-Serviced Pooling Agreement), then the Seller shall repurchase such Non-Serviced Mortgage Loan; provided, however, that such repurchase obligation does not apply to any “material document defect” (as such term or any analogous term is defined in the related Non-Serviced Pooling Agreement) related solely to the promissory note for such Non-Serviced Companion Loan.

(f)            In connection with any repurchase or substitution of one or more Mortgage Loans pursuant to this Section 6, the Pooling and Servicing Agreement shall provide that the Trustee, the Certificate Administrator, the Custodian, the Master Servicer and the applicable Special Servicer shall each tender to the repurchasing entity, upon delivery to each of them of a receipt executed by the repurchasing entity evidencing such repurchase or substitution, all portions of the Mortgage File (including, without limitation, the Servicing File) and other documents and all escrows and reserve funds pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the repurchasing entity or its designee in the same manner, but only if the respective documents have been previously assigned or endorsed to the Trustee, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which such documents were previously assigned to the Trustee or as otherwise reasonably requested to effect the retransfer and reconveyance of the Mortgage Loan and the security therefor to the Seller or its designee; provided that such tender by the Trustee and the Custodian shall be conditioned upon its receipt from the Master Servicer of a Request for Release and an Officer’s Certificate to the effect that the requirements for repurchase or substitution have been satisfied. In the event a Qualified Substitute Mortgage Loan is substituted for a Mortgage Loan by the Seller as contemplated by this Section 6, the Seller shall deliver to the Custodian the related Mortgage File and to the Master Servicer all Escrow Payments and reserve funds pertaining to such Qualified Substitute Mortgage Loan possessed by it and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement.

(g)           The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

(h)           Each party hereto agrees to promptly notify the other party of any breach of a representation or warranty contained in Section 6(c) of this Agreement. The Seller’s obligation to cure any Material Defect, repurchase, or substitute for, any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 6 shall constitute the sole remedy available to the Purchaser in connection with a breach of any of the Seller’s representations or warranties contained in Section 6(c) of this Agreement or a Document Defect with respect to any Mortgage Loan.

(i)            The Seller shall promptly notify the Depositor if (i) the Seller receives a Repurchase Communication of a 15Ga-1 Repurchase Request (other than from the Depositor), (ii) the Seller repurchases or replaces a Mortgage Loan, (iii) the Seller receives a Repurchase Communication of a Repurchase Request Withdrawal (other than from the Depositor) or (iv) the Seller rejects or disputes any 15Ga-1 Repurchase Request. Each such notice shall be given no later than the tenth (10th) Business Day after (A) with respect to clauses (i) and (iii) of the preceding sentence, receipt of a Repurchase Communication of a 15Ga-1 Repurchase Request or a Repurchase Request Withdrawal, as applicable, and (B) with respect to clauses (ii) and (iv) of the preceding sentence, the occurrence of the event giving rise to the requirement for such notice, and shall include (1) the identity of the related Mortgage Loan, (2) the date (x) such Repurchase Communication of such 15Ga-1 Repurchase Request or Repurchase Request Withdrawal was received, (y) the related Mortgage Loan was repurchased or replaced or (z) the 15Ga-1 Repurchase Request was rejected or disputed, as applicable, and (3) if known, the basis for (x) the 15Ga-1 Repurchase Request (as asserted in the 15Ga-1 Repurchase Request) or (y) any rejection or dispute of a 15Ga-1 Repurchase Request, as applicable.

The Seller shall provide to the Depositor and the Certificate Administrator the Seller’s “Central Index Key” number assigned by the Securities and Exchange Commission and a true, correct and complete copy of the relevant portions of any Form ABS-15G that the Seller is required to file with the Securities and Exchange Commission pursuant to Rule 15Ga-1 under the Exchange Act with respect to the Mortgage Loans on or before the date that is five (5) Business Days before the date such Form ABS-15G is required to be filed with the Securities and Exchange Commission.

In addition, the Seller shall provide the Depositor, upon request, such other information in its possession as would permit the Depositor to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase requests. Any such information requested shall be provided as promptly as practicable after such request is made.

The Seller agrees that no 15Ga-1 Notice Provider will be required to provide information in a 15Ga-1 Notice that is protected by the attorney-client privilege or attorney work product doctrines. In addition, the Seller hereby acknowledges that (i) any 15Ga-1 Notice provided pursuant to Section 2.03(a) of the Pooling and Servicing Agreement is so provided only to assist the Seller, the Depositor and their respective Affiliates to comply with Rule 15Ga-1 under the Exchange Act, Items 1104 and 1121 of Regulation AB and any other requirement of law or regulation and (ii)(A) no action taken by, or inaction of, a 15Ga-1 Notice Provider and (B) no information provided pursuant to Section 2.03(a) of the Pooling and Servicing Agreement by a 15Ga-1 Notice Provider in a 15Ga-1 Notice shall be deemed to constitute a waiver or defense to the exercise of any legal right the 15Ga-1 Notice Provider may have with respect to this Agreement, including with respect to any 15Ga-1 Repurchase Request that is the subject of a 15Ga-1 Notice.

Each party hereto agrees that the receipt of a 15Ga-1 Notice or the delivery of any notice required to be delivered pursuant to this Section 6(i) shall not, in and of itself, constitute delivery of notice of, receipt of notice of, or knowledge of the Seller of, any Material Defect.

Each party hereto agrees and acknowledges that, as of the date of this Agreement, the “Central Index Key” number of the Trust is 0001687955.

“Repurchase Communication” means, for purposes of this Section 6(i) only, any communication, whether oral or written, which need not be in any specific form.

SECTION 7        Review of Mortgage File. The Purchaser shall require the Certificate Administrator pursuant to the Pooling and Servicing Agreement to review the Mortgage Files pursuant to Section 2.02 of the Pooling and Servicing Agreement and if it finds any document or documents not to have been properly executed, or to be missing or to be defective on its face in any material respect, to notify the Purchaser, which shall promptly notify the Seller.

SECTION 8        Conditions to Closing. The obligation of the Seller to sell the Mortgage Loans shall be subject to the Seller having received the consideration for the Mortgage Loans as contemplated by Section 1 of this Agreement. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a)            Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall, subject to any applicable exceptions set forth on Exhibit C to this Agreement, be true and correct in all material respects as of the Closing Date or as of such other date as of which such representation is made under the terms of Exhibit B to this Agreement, and no event shall have occurred as of the Closing Date which would constitute a default on the part of the Seller under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D to this Agreement.

(b)           The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder), in such form as is agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchasers, the AMA Plaza Loan-Specific Initial Purchaser, the 225 Bush Street Loan-Specific Initial Purchaser and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the terms thereof.

(c)           The Purchaser shall have received the following additional closing documents:

(i)            copies of the Seller’s Articles of Association, charter, by-laws or other organizational documents and all amendments, revisions, restatements and supplements thereof, certified as of a recent date by the Secretary of the Seller;

(ii)           a certificate as of a recent date of the Secretary of State of the State of New York to the effect that the Seller is duly organized, existing and in good standing in the State of New York;

(iii)          an officer’s certificate of the Seller in form reasonably acceptable to the Underwriters, the Initial Purchasers, the AMA Plaza Loan-Specific Initial Purchaser, the 225 Bush Street Loan-Specific Initial Purchaser and each Rating Agency;

(iv)          an opinion of counsel of the Seller, subject to customary exceptions and carve-outs, in form reasonably acceptable to the Underwriters, the Initial Purchasers, the AMA Plaza Loan-Specific Initial Purchaser, the 225 Bush Street Loan-Specific Initial Purchaser and each Rating Agency; and

(v)           a letter from counsel of the Seller substantially to the effect that (a) nothing has come to such counsel’s attention that would lead such counsel to believe that the agreed upon sections of the Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular, the Final Offering Circular, the AMA Plaza Preliminary Loan-Specific Offering Circular, the 225 Bush Street Preliminary Loan-Specific Offering Circular, the AMA Plaza Final Loan-Specific Offering Circular or the 225 Bush Street Final Loan-Specific Offering Circular (each as defined in the Indemnification Agreement), as of the date thereof or as of the Closing Date (or, in the case of the Preliminary Prospectus, the Preliminary Offering Circular, the AMA Plaza Preliminary Loan-Specific Offering Circular or the 225 Bush Street Preliminary Loan-Specific Offering Circular, solely as of the time of sale) contained or contain, as applicable, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and

(b) the Seller Information (as defined in the Indemnification Agreement) in the Prospectus appears to be appropriately responsive in all material respects to the applicable requirements of Regulation AB.

(d)           The Public Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement. The AMA Plaza Loan-Specific Certificates shall have been concurrently issued and sold pursuant to the terms of the AMA Plaza Loan-Specific Certificate Purchase Agreement. The 225 Bush Street Loan-Specific Certificates shall have been concurrently issued and sold pursuant to the terms of the 225 Bush Street Loan-Specific Certificate Purchase Agreement.

(e)            The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

(f)            The Seller shall furnish the Purchaser, the Underwriters, the Initial Purchasers, the AMA Plaza Loan-Specific Initial Purchaser and the 225 Bush Street Loan-Specific Initial Purchaser with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

SECTION 9        Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree.

SECTION 10    Expenses. The Seller will pay its pro rata share (the Seller’s pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents as to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular, the Final Offering Circular, the AMA Plaza Preliminary Loan-Specific Offering Circular, the 225 Bush Street Preliminary Loan-Specific Offering Circular, the AMA Plaza Final Loan-Specific Offering Circular, the 225 Bush Street Final Loan-Specific Offering Circular and any related disclosure for the initial Form 8-K, including the cost of obtaining any “comfort letters” with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular, the Final Offering Circular, the AMA Plaza Preliminary Loan-Specific Offering Circular, the 225 Bush Street Preliminary Loan-Specific Offering Circular, the AMA Plaza Final Loan-Specific Offering Circular, the 225 Bush Street Final Loan-Specific Offering Circular and the reproducing and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular, the Final Offering Circular, the AMA Plaza Preliminary Loan-Specific Offering Circular, the 225 Bush Street Preliminary Loan-Specific Offering Circular, the AMA Plaza Final Loan-Specific Offering Circular, the 225 Bush Street Final Loan-Specific Offering Circular and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates; (ix) the reasonable fees and expenses of Cadwalader, Wickersham & Taft LLP, as counsel to the Purchaser; and (x) the reasonable fees and expenses of Sidley Austin LLP, as counsel to the Underwriters, the Initial Purchasers, the AMA Plaza Loan-Specific Initial Purchaser and the 225 Bush Street Loan-Specific Initial Purchaser.

If the Seller elects to exercise its rights under Section 11.15 of the Pooling and Servicing Agreement, then the Seller shall pay the reasonable costs and expenses (if any) of the Depositor, Master Servicer, Special Servicers and Trustee resulting from such parties’ obligations to cooperate with the Seller under Section 11.15 of the Pooling and Servicing Agreement.

SECTION 11    Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

SECTION 12    Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 13    Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 14    Submission to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY MANNER PERMITTED BY LAW.

SECTION 15    No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 6 and Section 16.

SECTION 16    Assignment. (a)  The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders. The Seller hereby acknowledges its obligations pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and their permitted successors and assigns. Any Person into which the Seller may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Seller may become a party, or any Person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder without any further act. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement, but shall not be further assigned by the Trustee to any Person.

(b)           The Asset Representations Reviewer shall be an express third party beneficiary of Sections 5(g), 5(h), 5(i) and 5(j) of this Agreement.

SECTION 17    Notices. All communications hereunder shall be in writing and effective only upon receipt and (i) if sent to the Purchaser, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at 200 West Street, New York, New York 10282, to the attention of Leah Nivison, fax number: (212) 428-1439, email: leah.nivison@gs.com, with copies to: Peter Morreale, fax number: (212) 902-3000, email: peter.morreale@gs.com and Joe Osborne, fax number: (212) 291-5318, email: joe.osborne@gs.com, (ii) if sent to the Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission or electronic mail and confirmed to it at Goldman Sachs Mortgage Company, 200 West Street, New York, New York 10282, to the attention of Leah Nivison, fax number: (212) 428-1439, email: leah.nivison@gs.com, with copies to: Peter Morreale, fax number: (212) 902-3000, email: peter.morreale@gs.com and Joe Osborne, fax number: (212) 291-5318, email: joe.osborne@gs.com, and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

SECTION 18    Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or to any obligations or rights of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

SECTION 19    Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.

SECTION 20    Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in Section 6(h) of this Agreement, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

SECTION 21    No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party’s behalf.

SECTION 22    Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the waiver, discharge or termination is sought.

SECTION 23    Further Assurances. The Seller and Purchaser each agree to execute and deliver such instruments and take such further actions as any party hereto may, from time to time, reasonably request in order to effectuate the purposes and carry out the terms of this Agreement.

* * * * * *

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

GS MORTGAGE SECURITIES CORPORATION II

By:	/s/ Leah Nivison
Name: Leah Nivison Title: Chief Executive Officer

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:	/s/ Leah Nivison
Authorized Representative

GS 2016-GS4 GSMC MORTGAGE LOAN PURCHASE AGREEMENT

EXHIBIT A

MORTGAGE LOAN SCHEDULE

 A-1

GS4

Exhibit B - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Borrower Name	Address	City	State	County	Zip Code	Mortgage Loan Rate (%)	Net Mortgage Loan Rate (%)	Original Balance ($)	Cut-Off Date Balance ($)
1	3, 4	6Y2XK6	AMA Plaza	BCSP 330 North Wabash Property LLC	330 North Wabash Avenue	Chicago	Illinois	Cook	60611	2.6134%	2.6000%	$100,000,000	100,000,000
2	5, 6	6Y38V8	225 Bush Street	225 Bush Street Owners LLC	225 Bush Street	San Francisco	California	San Francisco	94104	3.6792%	3.6658%	$100,000,000	100,000,000
3	7, 8, 9, 10	9049V6	540 West Madison	540 West Madison Owner LLC	540 West Madison Street	Chicago	Illinois	Cook	60661	3.2266%	3.2133%	$75,292,000	75,292,000
4	10, 11, 12, 13	4F3745	U.S. Industrial Portfolio	UB (Hannibal), LLC, UB (TA-Sacramento), LLC, UB (TA-Arvada), LLC, UB (Builders First Source), LLC, UB (TA-Pensacola), LLC, UB (TA-Tallahassee), LLC, UB (TA-Savannah), LLC, UB (Jade-Illinois), LLC, UB (Set-North Vernon), LLC, UB (MVP-Mayfield), LLC, UB (Paragon Tech), LLC, UB (Progressive Metal), LLC, UB (SET-New Boston), LLC, UB (Hover-Davis), LLC, UB (Banner Services), LLC, UB (Jade-Ohio), LLC, UB (Easley Custom Plastics), LLC, UB (MVP-Charleston), LLC, UB (TA-Corpus Christi), LLC, UB (Texas Die Casting), LLC, UB II (New WinCup-AZ), LLC, UB II (Santa Fe), LLC, UB II (Sitel), LLC, UB II (Plaid-Decatur), LLC, UB II (Plaid-Norcross), LLC, UB II (New WinCup-GA), LLC, UB II (Northwest Mailing), LLC, UB II (Ainslie), LLC, UB II (UP-166th St), LLC, UB II (UP-Armory), LLC, UB II (WFC), LLC, UB II (Lyons), LLC, UB II (MP Pumps), LLC, UB II (PTI), LLC, UB II (Microfinish), LLC, UB II (Oracle), LLC, UB II (Aramsco), LLC, UB II (Angstrom), LLC and UB II (Fitz), LLC						3.9740%	3.9607%	$75,000,000	74,939,052
4.01		4F3745	Hannibal		3851 and 3855 Santa Fe Avenue and 2226, 2230, 2240, 2250 and 2332 East 38th Street	Vernon	California	Los Angeles	90058
4.02		4F3745	Kraco		2411 and 2415 North Santa Fe Avenue, 419, 439, 505, 507, 514, 520, 531 and 537 East Euclid Avenue and 430 East Carlin Avenue	Compton	California	Los Angeles	90222
4.03		4F3745	New WinCup - Phoenix		7980 West Buckeye Road	Tolleson	Arizona	Maricopa	85353
4.04		4F3745	Worlds Finest Chocolates		4825 South Lawndale Avenue	Chicago	Illinois	Cook	60632
4.05		4F3745	SET - MI		36211 South Huron Road	Huron Township	Michigan	Wayne	48164
4.06		4F3745	Plaid - Decatur		2331 Mellon Court	Decatur	Georgia	Dekalb	30035
4.07		4F3745	Oracle Packaging		220 Polo Road	Winston-Salem	North Carolina	Forsyth	27105
4.08		4F3745	TestAmerica - West SAC		880 Riverside Parkway	West Sacramento	California	Yolo	95605
4.09		4F3745	TestAmerica - Arvada		4955 Yarrow Street	Arvada	Colorado	Jefferson	80002
4.10		4F3745	Northwest Mailing Service		5401-5501 West Grand Avenue	Chicago	Illinois	Cook	60639
4.11		4F3745	Lyons		11301-11401 Electron Drive	Louisville	Kentucky	Jefferson	40299
4.12		4F3745	Wilbert Plastics		2930 Greenville Highway	Easley	South Carolina	Pickens	29640
4.13		4F3745	Angstrom Graphics		4437 East 49th Street	Cuyahoga Heights	Ohio	Cuyahoga	44125
4.14		4F3745	New WinCup - Stone Mountain		4600-4680 Lewis Road	Stone Mountain	Georgia	Dekalb	30083
4.15		4F3745	Universal Pool - Armory		300 West Armory Drive	South Holland	Illinois	Cook	60473
4.16		4F3745	Jade-Sterling - IL		5100 West 73rd Street and 7201 South Leamington Avenue	Bedford Park	Illinois	Cook	60638
4.17		4F3745	Plaid - Norcross		3225 Westech Drive	Norcross	Georgia	Gwinnett	30092
4.18		4F3745	Phillips and Temro		9700 West 74th Street	Eden Prairie	Minnesota	Hennepin	55344
4.19		4F3745	TestAmerica - Savannah		5102 LaRoche Avenue	Savannah	Georgia	Chatham	31404
4.20		4F3745	Hover-Davis		100 Paragon Drive	Rochester	New York	Monroe	14624
4.21		4F3745	Jade-Sterling - OH		200 Francis D Kenneth Drive and 2300 East Aurora Road	Twinsburg and Aurora	Ohio	Summit and Portage	44087 and 44202
4.22		4F3745	Fitz Aerospace		6625 Iron Horse Boulevard	North Richland Hills	Texas	Tarrant	76180
4.23		4F3745	MVP Charleston		1031 LeGrand Boulevard	Charleston	South Carolina	Berkeley	29492
4.24		4F3745	Paragon Tech		5775 East Ten Mile Road	Warren	Michigan	Macomb	48091
4.25		4F3745	Aramsco and Bulls Eye		1480 Grandview Avenue	West Deptford Township	New Jersey	Gloucester	8066
4.26		4F3745	Shale-Inland		9500, 9521, 9545-9555 Ainslie Street and 9550 Kelvin Lane	Schiller Park	Illinois	Cook	60176
4.27		4F3745	M.P. Pumps		34800 Bennett Drive	Fraser	Michigan	Macomb	48026
4.28		4F3745	TestAmerica - Pensacola		3355 McLemore Drive	Pensacola	Florida	Escambia	32514
4.29		4F3745	Microfinish		4001 Gratiot Avenue and 3981 Sarpy Avenue	St. Louis	Missouri	Saint Louis City	63110
4.30		4F3745	MVP Mayfield		112 Industrial Road	Mayfield	Kentucky	Graves	42066
4.31		4F3745	Builders FirstSource		1602 Industrial Park Drive	Plant City	Florida	Hillsborough	33566
4.32		4F3745	Banner		17382 Foltz Parkway	Strongsville	Ohio	Cuyahoga	44149
4.33		4F3745	SET - IN		1 Steel Way	North Vernon	Indiana	Jennings	47265
4.34		4F3745	Progressive Metal		1200, 1300 & 1460 Channing Avenue	Ferndale	Michigan	Oakland	48220
4.35		4F3745	Universal Pool - 166th		2 West 166th Street	South Holland	Illinois	Cook	60473
4.36		4F3745	SITEL		1417 North Magnolia Avenue	Ocala	Florida	Marion	34475
4.37		4F3745	TestAmerica - Tallahassee		2846 Industrial Plaza Drive	Tallahassee	Florida	Leon	32301
4.38		4F3745	Texas Die Casting		600 South Loop 485	Gladewater	Texas	Gregg	75647
4.39		4F3745	TestAmerica - Corpus Christi		1733 North Padre Island Drive	Corpus Christi	Texas	Nueces	78408
5		9067L5	Quad at Whittier	The Quad at Whittier, LLC	13502 Whittier Boulevard	Whittier	California	Los Angeles	90605	4.2580%	4.2347%	$70,100,000	70,100,000
6	10, 14	9049W4	Simon Premium Outlets	Prime Outlets at Pismo Beach LLC and Queenstown Outlets Limited Partnership						3.3335%	3.3202%	$67,000,000	66,788,798
6.01		9049W4	Queenstown Premium Outlets		441 Outlet Center Drive	Queenstown	Maryland	Queen Anne’s	21658
6.02		9049W4	Pismo Beach Premium Outlets		333 Five Cities Drive	Pismo Beach	California	San Luis Obispo	93449
7		6Y3720	Westchester Office Portfolio 700 Series	701 Westchester Avenue Owner SPE LLC, 707/709 Westchester Avenue Owner SPE LLC, 711 Westchester Avenue Owner SPE LLC and 777 Westchester Avenue Owner SPE LLC						4.4570%	4.4437%	$56,900,000	56,900,000
7.01		6Y3720	709 Westchester Avenue		709 Westchester Avenue	White Plains	New York	Westchester	10604
7.02		6Y3720	777 Westchester Avenue		777 Westchester Avenue	White Plains	New York	Westchester	10604
7.03		6Y3720	701 Westchester Avenue		701 Westchester Avenue	White Plains	New York	Westchester	10604
7.04		6Y3720	711 Westchester Avenue		711 Westchester Avenue	White Plains	New York	Westchester	10604
7.05		6Y3720	707 Westchester Avenue		707 Westchester Avenue	White Plains	New York	Westchester	10604
8		651QH5	Iron Mountain National Industrial	Iron Mountain Mortgage Finance I, LLC						3.4500%	3.4367%	$50,000,000	50,000,000
8.01		651QH5	1800 Columbian Club Drive		1800 Columbian Club Drive	Carrollton	Texas	Dallas	75006
8.02		651QH5	11333 East 53rd Avenue		11333 East 53rd Avenue	Denver	Colorado	Denver	80239
8.03		651QH5	600 Burning Tree Road		600 Burning Tree Road	Fullerton	California	Orange	92833
8.04		651QH5	1202 Avenue R		1202 Avenue R	Grand Prairie	Texas	Tarrant	75050
8.05		651QH5	2955 South 18th Place		2955 South 18th Place	Phoenix	Arizona	Maricopa	85034
8.06		651QH5	1760 North Saint Thomas Circle		1760 North Saint Thomas Circle	Orange	California	Orange	92865
8.07		651QH5	1915 South Grand Avenue		1915 South Grand Avenue	Santa Ana	California	Orange	92705
8.08		651QH5	4449 South 36th Street		4449 South 36th Street	Phoenix	Arizona	Maricopa	85040
8.09		651QH5	13425 Branch View Lane		13425 Branch View Lane	Farmers Branch	Texas	Dallas	75234
8.1		651QH5	2000 Robotics Place		2000 Robotics Place	Fort Worth	Texas	Tarrant	76118
8.11		651QH5	1819 South Lamar Street		1819 South Lamar Street	Dallas	Texas	Dallas	75215
8.12		651QH5	5151 East 46th Avenue		5151 East 46th Avenue	Denver	Colorado	Denver	80216
8.13		651QH5	1510 Capital Parkway		1510 Capital Parkway	Carrollton	Texas	Dallas	75006
8.14		651QH5	1905 John Connally Drive		1905 John Connally Drive	Carrollton	Texas	Dallas	75006
8.15		651QH5	1520 Capital Parkway		1520 Capital Parkway	Carrollton	Texas	Dallas	75006
8.16		651QH5	3576 North Moline Street		3576 North Moline Street	Aurora	Colorado	Adams	80010
9	15	4W04K9	Hamilton Place	Hamilton Place CMBS, LLC	2100 Hamilton Place Boulevard	Chattanooga	Tennessee	Hamilton	37421	4.3610%	4.3477%	$42,000,000	41,714,341
10		90OMK1	Village Square	4000 Oxford Drive Associates, LP	2600, 2800, 4000, 5000 and 6000 Oxford Drive	Bethel Park	Pennsylvania	Allegheny	15102	4.2130%	4.1797%	$39,500,000	39,500,000
11	16	6YH5H1	Hilton Garden Inn Old Town	M5 Dev, LLC	4200 Taylor Street	San Diego	California	San Diego	92110	4.4680%	4.4347%	$35,000,000	35,000,000
12	17	9O3YF5	Poipu Shopping Village	BG Kauai Holdings, LLC	2360 Kiahuna Plantation Drive	Koloa	Hawaii	Kauai	96756	4.6390%	4.6057%	$29,000,000	29,000,000
13	18, 19, 20, 21	7QV1V0	Embassy Suites Portland Airport	Tucson Portland LLC	7900 Northeast 82nd Avenue	Portland	Oregon	Multnomah	97220	3.9355%	3.9222%	$27,620,000	27,620,000
14		6Y37K3	Westchester Office Portfolio 2500-2700 Series	2500/2700 Westchester Avenue Owner SPE LLC						4.3670%	4.3537%	$27,100,000	27,100,000
14.01		6Y37K3	2500 Westchester Avenue		2500 Westchester Avenue	Purchase	New York	Westchester	10577
14.02		6Y37K3	2700 Westchester Avenue		2700 Westchester Avenue	Purchase	New York	Westchester	10577
15	22	6Y7PF5	Alton Corporate Plaza	GI DC Irvine LLC	1733 and 1833 Alton Parkway	Irvine	California	Orange	92606	2.8315%	2.7982%	$25,600,000	25,600,000
16		6Y36N8	Skypark Plaza Shopping Center	Carwood Skypark, LLC, Sunray Skypark, LLC, Slaught Skypark, LLC, Sunburst Skypark, LLC and Investec Capital Skypark LLC	2481-2485 Notre Dame Boulevard	Chico	California	Butte	95928	3.7305%	3.7172%	$24,500,000	24,500,000
17		6YIXM7	Center For The Medical Arts	Boinis Associates, Ltd.	8100-8200 Royal Palm Boulevard	Coral Springs	Florida	Broward	33065	4.2480%	4.2047%	$22,500,000	22,500,000
18	23, 24	4F0B20	Residence Inn and SpringHill Suites North Shore	North Shore Hospitality Associates, LP and General Robinson Associates, L.P.						5.3050%	5.2917%	$22,000,000	21,813,458
18.01		4F0B20	SpringHill Suites Pittsburgh North Shore		223 Federal Street	Pittsburgh	Pennsylvania	Allegheny	15212
18.02		4F0B20	Residence Inn Pittsburgh North Shore		574 West General Robinson Street	Pittsburgh	Pennsylvania	Allegheny	15212
19		901QO9	David Holdings Portfolio	M. David Family Holdings KC, LLC, M. David Family Holdings Sepulveda, LLC and M. David Family Holdings San Antonio, LLC						4.2865%	4.2732%	$19,000,000	19,000,000
19.01		901QO9	Sprouts Culver City		5660 Sepulveda Boulevard	Culver City	California	Los Angeles	90230
19.02		901QO9	Walgreens San Antonio		300 East Houston Street	San Antonio	Texas	Bexar	78205
19.03		901QO9	Petco Kansas City		600 Northeast Vivion Road	Kansas City	Missouri	Clay	64118
20	25	6Y0FB0	Holiday Inn Hollywood	Prince-Bush Investments Hollywood-H, LLP	2905 Sheridan Street	Hollywood	Florida	Broward	33020	3.8110%	3.7677%	$16,000,000	16,000,000
21	26	909PU9	Hyatt Place Princeton	Carnegie HP Owner LLC	3565 US Highway 1	Princeton	New Jersey	Mercer	08540	4.2580%	4.2447%	$14,000,000	13,982,395
22		6YSZU5	Michaels Distribution Center	Mike Jacksonville FL, LLC	9200 West Beaver Street	Jacksonville	Florida	Duval	32220	3.8850%	3.8317%	$11,300,000	11,300,000
23		6YGIQ9	Berkshire Hathaway	Rath Wisc LLC and Sealax, LLC	2505 and 2533 Foster Avenue	Janesville	Wisconsin	Rock	53545	4.1820%	4.1287%	$9,500,000	9,500,000
24	27	905W88	Bellevue Town Center	MO Bellevue, LLC	2064 Lime Kiln Road	Bellevue	Wisconsin	Brown	54311	4.0790%	4.0657%	$9,425,000	9,425,000
25	28	901PT9	Crossroads Shopping Center	Crossroads West Associates Limited Partnership	300-352 South Highway 291	Liberty	Missouri	Clay	64068	4.2890%	4.2282%	$8,800,000	8,800,000
26		6Y7R71	Devon Self Storage Charlotte	BTO Properties, LLC, BRO Properties, LLC and Louise Marie Properties, LLC	5649 South Boulevard	Charlotte	North Carolina	Mecklenburg	28217	4.1430%	4.1297%	$8,700,000	8,688,782
27		6YH672	Republic Place	555 Republic LLC	555 Republic Drive	Plano	Texas	Collin	75074	4.2100%	4.1967%	$8,400,000	8,400,000
28		90NYN4	3507 Ringsby Court	Freight on the River LLC	3507 Ringsby Court	Denver	Colorado	Denver	80216	4.4000%	4.3467%	$6,860,000	6,860,000
29		6YGIR7	Wesco International	Wesco Mad LLC and Otto3 LLC	3202 Latham Drive	Madison	Wisconsin	Dane	53713	4.0420%	3.9887%	$6,850,000	6,850,000
30		6Y9LV0	Sabre Springs	Sabre Springs Marketplace, L.P.	12602, 12640, 12650, 12668 Sabre Springs Parkway	San Diego	California	San Diego	92128	3.6100%	3.5967%	$6,700,000	6,700,000
31		6YHH05	Airport Village	Airport Village, LP	104 Airport Road	Coatesville	Pennsylvania	Chester	19320	4.0000%	3.9867%	$6,500,000	6,500,000
32		6Y2XJ9	Therma Tru Doors	Therma Howe LLC and Big Brother LLC	8055 North State Road 9	Howe	Indiana	LaGrange	46746	3.9895%	3.9362%	$3,525,000	3,525,000
33		65G8A7	Michaels at Stoneridge Shopping Center	DFP Partners LLC	925 West Central Entrance	Duluth	Minnesota	Saint Louis	55811	4.2660%	4.2127%	$2,650,000	2,640,378

GS4

Exhibit B - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Original Term To Maturity / ARD (Mos.)	Remaining Term To Maturity / ARD (Mos.)	Maturity Date / ARD	Original Amortization Term (Mos.)	Remaining Amortization Term (Mos.)	Monthly Debt Service ($) (1)	Servicing Fee Rate (%)	Subservicing Fee Rate (%)	Interest Accrual Method	Ownership Interest
1	3, 4	6Y2XK6	AMA Plaza	60	59	10/6/2021	0	0	$220,804	0.00500%	0.00000%	Actual/360	Fee Simple and Leasehold
2	5, 6	6Y38V8	225 Bush Street	60	60	11/6/2021	0	0	$310,856	0.00500%	0.00000%	Actual/360	Fee Simple
3	7, 8, 9, 10	9049V6	540 West Madison	120	118	9/6/2026	0	0	$205,259	0.00250%	0.00250%	Actual/360	Fee Simple
4	10, 11, 12, 13	4F3745	U.S. Industrial Portfolio	120	118	9/4/2026	NAP	NAP	$281,529	0.00250%	0.00250%	Actual/360
4.01		4F3745	Hannibal										Fee Simple
4.02		4F3745	Kraco										Fee Simple
4.03		4F3745	New WinCup - Phoenix										Fee Simple
4.04		4F3745	Worlds Finest Chocolates										Fee Simple
4.05		4F3745	SET - MI										Fee Simple
4.06		4F3745	Plaid - Decatur										Fee Simple
4.07		4F3745	Oracle Packaging										Fee Simple
4.08		4F3745	TestAmerica - West SAC										Fee Simple
4.09		4F3745	TestAmerica - Arvada										Fee Simple
4.10		4F3745	Northwest Mailing Service										Fee Simple
4.11		4F3745	Lyons										Fee Simple
4.12		4F3745	Wilbert Plastics										Fee Simple
4.13		4F3745	Angstrom Graphics										Fee Simple
4.14		4F3745	New WinCup - Stone Mountain										Fee Simple
4.15		4F3745	Universal Pool - Armory										Fee Simple
4.16		4F3745	Jade-Sterling - IL										Fee Simple
4.17		4F3745	Plaid - Norcross										Fee Simple
4.18		4F3745	Phillips and Temro										Fee Simple
4.19		4F3745	TestAmerica - Savannah										Fee Simple
4.20		4F3745	Hover-Davis										Fee Simple
4.21		4F3745	Jade-Sterling - OH										Fee Simple
4.22		4F3745	Fitz Aerospace										Fee Simple
4.23		4F3745	MVP Charleston										Fee Simple
4.24		4F3745	Paragon Tech										Fee Simple
4.25		4F3745	Aramsco and Bulls Eye										Fee Simple
4.26		4F3745	Shale-Inland										Fee Simple
4.27		4F3745	M.P. Pumps										Fee Simple
4.28		4F3745	TestAmerica - Pensacola										Fee Simple
4.29		4F3745	Microfinish										Fee Simple
4.30		4F3745	MVP Mayfield										Fee Simple
4.31		4F3745	Builders FirstSource										Fee Simple
4.32		4F3745	Banner										Fee Simple
4.33		4F3745	SET - IN										Fee Simple
4.34		4F3745	Progressive Metal										Fee Simple
4.35		4F3745	Universal Pool - 166th										Fee Simple
4.36		4F3745	SITEL										Fee Simple
4.37		4F3745	TestAmerica - Tallahassee										Fee Simple
4.38		4F3745	Texas Die Casting										Fee Simple
4.39		4F3745	TestAmerica - Corpus Christi										Fee Simple
5		9067L5	Quad at Whittier	120	120	11/6/2026	0	0	$252,193	0.00500%	0.01000%	Actual/360	Fee Simple
6	10, 14	9049W4	Simon Premium Outlets	120	118	9/6/2026	360	358	$294,668	0.00500%	0.00000%	Actual/360
6.01		9049W4	Queenstown Premium Outlets										Fee Simple
6.02		9049W4	Pismo Beach Premium Outlets										Fee Simple
7		6Y3720	Westchester Office Portfolio 700 Series	120	120	11/6/2026	360	360	$286,852	0.00500%	0.00000%	Actual/360
7.01		6Y3720	709 Westchester Avenue										Fee Simple
7.02		6Y3720	777 Westchester Avenue										Fee Simple
7.03		6Y3720	701 Westchester Avenue										Fee Simple
7.04		6Y3720	711 Westchester Avenue										Fee Simple
7.05		6Y3720	707 Westchester Avenue										Fee Simple
8		651QH5	Iron Mountain National Industrial	120	120	11/6/2026	0	0	$145,747	0.00500%	0.00000%	Actual/360
8.01		651QH5	1800 Columbian Club Drive										Fee Simple
8.02		651QH5	11333 East 53rd Avenue										Fee Simple
8.03		651QH5	600 Burning Tree Road										Fee Simple
8.04		651QH5	1202 Avenue R										Fee Simple
8.05		651QH5	2955 South 18th Place										Fee Simple
8.06		651QH5	1760 North Saint Thomas Circle										Fee Simple
8.07		651QH5	1915 South Grand Avenue										Fee Simple
8.08		651QH5	4449 South 36th Street										Fee Simple
8.09		651QH5	13425 Branch View Lane										Fee Simple
8.1		651QH5	2000 Robotics Place										Fee Simple
8.11		651QH5	1819 South Lamar Street										Fee Simple
8.12		651QH5	5151 East 46th Avenue										Fee Simple
8.13		651QH5	1510 Capital Parkway										Fee Simple
8.14		651QH5	1905 John Connally Drive										Fee Simple
8.15		651QH5	1520 Capital Parkway										Fee Simple
8.16		651QH5	3576 North Moline Street										Fee Simple
9	15	4W04K9	Hamilton Place	120	115	6/6/2026	360	355	$209,353	0.00250%	0.00250%	30/360	Fee Simple
10		90OMK1	Village Square	120	119	10/6/2026	360	360	$193,462	0.00500%	0.02000%	Actual/360	Fee Simple
11	16	6YH5H1	Hilton Garden Inn Old Town	120	120	11/6/2026	360	360	$176,675	0.00500%	0.02000%	Actual/360	Fee Simple
12	17	9O3YF5	Poipu Shopping Village	120	120	11/6/2026	360	360	$149,344	0.00500%	0.02000%	Actual/360	Leasehold
13	18, 19, 20, 21	7QV1V0	Embassy Suites Portland Airport	120	117	8/6/2026	360	360	$130,837	0.00250%	0.00250%	Actual/360	Leasehold
14		6Y37K3	Westchester Office Portfolio 2500-2700 Series	120	120	11/6/2026	360	360	$135,178	0.00500%	0.00000%	Actual/360
14.01		6Y37K3	2500 Westchester Avenue										Fee Simple
14.02		6Y37K3	2700 Westchester Avenue										Fee Simple
15	22	6Y7PF5	Alton Corporate Plaza	120	119	10/6/2026	0	0	$61,244	0.00500%	0.02000%	Actual/360	Fee Simple
16		6Y36N8	Skypark Plaza Shopping Center	120	120	11/6/2026	0	0	$77,222	0.00500%	0.00000%	Actual/360	Fee Simple
17		6YIXM7	Center For The Medical Arts	120	120	11/6/2026	360	360	$110,660	0.00500%	0.03000%	Actual/360	Fee Simple
18	23, 24	4F0B20	Residence Inn and SpringHill Suites North Shore	120	112	3/6/2026	360	352	$122,235	0.00250%	0.00250%	Actual/360
18.01		4F0B20	SpringHill Suites Pittsburgh North Shore										Fee Simple
18.02		4F0B20	Residence Inn Pittsburgh North Shore										Fee Simple
19		901QO9	David Holdings Portfolio	120	120	11/6/2026	0	0	$68,812	0.00500%	0.00000%	Actual/360
19.01		901QO9	Sprouts Culver City										Fee Simple
19.02		901QO9	Walgreens San Antonio										Fee Simple
19.03		901QO9	Petco Kansas City										Fee Simple
20	25	6Y0FB0	Holiday Inn Hollywood	120	120	11/6/2026	360	360	$74,653	0.00500%	0.03000%	Actual/360	Fee Simple
21	26	909PU9	Hyatt Place Princeton	120	119	10/6/2026	360	359	$68,937	0.00500%	0.00000%	Actual/360	Fee Simple
22		6YSZU5	Michaels Distribution Center	120	120	11/6/2026	0	0	$37,092	0.00500%	0.04000%	Actual/360	Fee Simple
23		6YGIQ9	Berkshire Hathaway	120	119	10/6/2026	360	360	$46,357	0.00500%	0.04000%	Actual/360	Fee Simple
24	27	905W88	Bellevue Town Center	120	119	10/6/2026	360	360	$45,427	0.00500%	0.00000%	Actual/360	Fee Simple
25	28	901PT9	Crossroads Shopping Center	120	120	11/6/2026	360	360	$43,492	0.00250%	0.05000%	Actual/360	Fee Simple
26		6Y7R71	Devon Self Storage Charlotte	120	119	10/6/2026	360	359	$42,256	0.00500%	0.00000%	Actual/360	Fee Simple
27		6YH672	Republic Place	120	120	11/6/2026	360	360	$41,126	0.00500%	0.00000%	Actual/360	Fee Simple
28		90NYN4	3507 Ringsby Court	120	119	10/6/2026	360	360	$34,352	0.00500%	0.04000%	Actual/360	Fee Simple
29		6YGIR7	Wesco International	120	119	10/6/2026	360	360	$32,869	0.00500%	0.04000%	Actual/360	Fee Simple
30		6Y9LV0	Sabre Springs	120	120	11/6/2026	0	0	$20,436	0.00500%	0.00000%	Actual/360	Fee Simple
31		6YHH05	Airport Village	120	120	11/6/2026	360	360	$31,032	0.00500%	0.00000%	Actual/360	Fee Simple
32		6Y2XJ9	Therma Tru Doors	120	120	11/6/2026	360	360	$16,808	0.00500%	0.04000%	Actual/360	Fee Simple
33		65G8A7	Michaels at Stoneridge Shopping Center	120	118	9/6/2026	300	298	$14,380	0.00500%	0.04000%	Actual/360	Fee Simple

GS4

Exhibit B - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Crossed Group	Originator	Mortgage Loan Seller	Carve-out Guarantor	Letter of Credit	Upfront RE Tax Reserve ($)	Ongoing RE Tax Reserve ($)	Upfront Insurance Reserve ($)	Ongoing Insurance Reserve ($)	Upfront Replacement Reserve ($)
1	3, 4	6Y2XK6	AMA Plaza	NAP	GSMC	GSMC	BCSP VII Investments, L.P.	No	$0	$0	$0	$0	$0
2	5, 6	6Y38V8	225 Bush Street	NAP	GSCRE	GSMC	Kylli Inc.	No	$2,208,429	$162,477	$109,121	$15,589	$0
3	7, 8, 9, 10	9049V6	540 West Madison	NAP	GSMC	GSMC	Joseph Mizrachi and David Alcalay	No	$1,243,392	$888,137	$356,002	$32,364	$0
4	10, 11, 12, 13	4F3745	U.S. Industrial Portfolio	NAP	GSMC	GSMC	Michael W. Brennan, Robert G. Vanecko, Scott D. McKibben, Samuel A. Mandarino, Allen Crosswell, Tod Greenwood and Troy MacMane	No	$0	$0	$0	$0	$1,259,746
4.01		4F3745	Hannibal
4.02		4F3745	Kraco
4.03		4F3745	New WinCup - Phoenix
4.04		4F3745	Worlds Finest Chocolates
4.05		4F3745	SET - MI
4.06		4F3745	Plaid - Decatur
4.07		4F3745	Oracle Packaging
4.08		4F3745	TestAmerica - West SAC
4.09		4F3745	TestAmerica - Arvada
4.10		4F3745	Northwest Mailing Service
4.11		4F3745	Lyons
4.12		4F3745	Wilbert Plastics
4.13		4F3745	Angstrom Graphics
4.14		4F3745	New WinCup - Stone Mountain
4.15		4F3745	Universal Pool - Armory
4.16		4F3745	Jade-Sterling - IL
4.17		4F3745	Plaid - Norcross
4.18		4F3745	Phillips and Temro
4.19		4F3745	TestAmerica - Savannah
4.20		4F3745	Hover-Davis
4.21		4F3745	Jade-Sterling - OH
4.22		4F3745	Fitz Aerospace
4.23		4F3745	MVP Charleston
4.24		4F3745	Paragon Tech
4.25		4F3745	Aramsco and Bulls Eye
4.26		4F3745	Shale-Inland
4.27		4F3745	M.P. Pumps
4.28		4F3745	TestAmerica - Pensacola
4.29		4F3745	Microfinish
4.30		4F3745	MVP Mayfield
4.31		4F3745	Builders FirstSource
4.32		4F3745	Banner
4.33		4F3745	SET - IN
4.34		4F3745	Progressive Metal
4.35		4F3745	Universal Pool - 166th
4.36		4F3745	SITEL
4.37		4F3745	TestAmerica - Tallahassee
4.38		4F3745	Texas Die Casting
4.39		4F3745	TestAmerica - Corpus Christi
5		9067L5	Quad at Whittier	NAP	GSMC	GSMC	Terramar Retail Centers, LLC	Yes	$0	$0	$0	$0	$0
6	10, 14	9049W4	Simon Premium Outlets	NAP	GSMC	GSMC	Simon Property Group, L.P.	No	$0	$0	$0	$0	$0
6.01		9049W4	Queenstown Premium Outlets
6.02		9049W4	Pismo Beach Premium Outlets
7		6Y3720	Westchester Office Portfolio 700 Series	NAP	GSMC	GSMC	Normandy Real Estate Fund II, LP	No	$541,000	$335,796	$0	$0	$0
7.01		6Y3720	709 Westchester Avenue
7.02		6Y3720	777 Westchester Avenue
7.03		6Y3720	701 Westchester Avenue
7.04		6Y3720	711 Westchester Avenue
7.05		6Y3720	707 Westchester Avenue
8		651QH5	Iron Mountain National Industrial	NAP	GSMC	GSMC	NAP	No	$0	$0	$0	$0	$0
8.01		651QH5	1800 Columbian Club Drive
8.02		651QH5	11333 East 53rd Avenue
8.03		651QH5	600 Burning Tree Road
8.04		651QH5	1202 Avenue R
8.05		651QH5	2955 South 18th Place
8.06		651QH5	1760 North Saint Thomas Circle
8.07		651QH5	1915 South Grand Avenue
8.08		651QH5	4449 South 36th Street
8.09		651QH5	13425 Branch View Lane
8.1		651QH5	2000 Robotics Place
8.11		651QH5	1819 South Lamar Street
8.12		651QH5	5151 East 46th Avenue
8.13		651QH5	1510 Capital Parkway
8.14		651QH5	1905 John Connally Drive
8.15		651QH5	1520 Capital Parkway
8.16		651QH5	3576 North Moline Street
9	15	4W04K9	Hamilton Place	NAP	GSMC	GSMC	CBL & Associates Limited Partnership	No	$1,130,254	$226,051	$0	$0	$0
10		90OMK1	Village Square	NAP	GSMC	GSMC	L&M Associates	No	$119,272	$119,272	$0	$0	$0
11	16	6YH5H1	Hilton Garden Inn Old Town	NAP	GSMC	GSMC	Mayur B. Patel	No	$176,060	$37,552	$0	$0	$0
12	17	9O3YF5	Poipu Shopping Village	NAP	GSMC	GSMC	Patrick L. Beach and Russell Geyser	No	$61,932	$9,113	$17,515	$8,758	$26,657
13	18, 19, 20, 21	7QV1V0	Embassy Suites Portland Airport	NAP	GSMC	GSMC	Atrium Leveraged Loan Fund, LLC	No	$389,616	$43,291	$0	$0	$0
14		6Y37K3	Westchester Office Portfolio 2500-2700 Series	NAP	GSMC	GSMC	Normandy Real Estate Fund II, LP	No	$229,000	$68,834	$0	$0	$0
14.01		6Y37K3	2500 Westchester Avenue
14.02		6Y37K3	2700 Westchester Avenue
15	22	6Y7PF5	Alton Corporate Plaza	NAP	GSMC	GSMC	DataCore Fund L.P.	No	$0	$0	$0	$0	$0
16		6Y36N8	Skypark Plaza Shopping Center	NAP	GSMC	GSMC	Kenneth P. Slaught, Richard L. Ridgway, Ray Thomas, Helen A. Williams, Norman A. Slaught and Claire Slaught	No	$110,937	$19,140	$0	$0	$0
17		6YIXM7	Center For The Medical Arts	NAP	GSMC	GSMC	Peter P. Boinis and Peter P. Boinis, as Trustee of the Peter P. Boinis Revocable Trust u/a/d May 6, 2016	No	$0	$15,728	$48,365	$8,061	$0
18	23, 24	4F0B20	Residence Inn and SpringHill Suites North Shore	NAP	GSMC	GSMC	Shen Xiao	No	$0	$76,003	$0	$0	$0
18.01		4F0B20	SpringHill Suites Pittsburgh North Shore
18.02		4F0B20	Residence Inn Pittsburgh North Shore
19		901QO9	David Holdings Portfolio	NAP	GSMC	GSMC	Angie David	No	$0	$0	$0	$0	$0
19.01		901QO9	Sprouts Culver City
19.02		901QO9	Walgreens San Antonio
19.03		901QO9	Petco Kansas City
20	25	6Y0FB0	Holiday Inn Hollywood	NAP	GSMC	GSMC	Robert C. Bush and Thomas P. Prince	No	$307,776	$21,373	$0	$0	$0
21	26	909PU9	Hyatt Place Princeton	NAP	GSMC	GSMC	Alan Landis	No	$23,147	$23,147	$10,474	$5,237	$0
22		6YSZU5	Michaels Distribution Center	NAP	GSMC	GSMC	Milestone Properties, LLC	No	$0	$0	$2,234	$372	$0
23		6YGIQ9	Berkshire Hathaway	NAP	GSMC	GSMC	George Hicker, Robert Wenrich and Gordon M. Mapes	No	$0	$0	$0	$0	$0
24	27	905W88	Bellevue Town Center	NAP	GSMC	GSMC	John I. Silverman	No	$46,419	$11,605	$0	$0	$100,000
25	28	901PT9	Crossroads Shopping Center	NAP	GSMC	GSMC	David L. Johnson	No	$117,071	$9,756	$8,154	$3,571	$0
26		6Y7R71	Devon Self Storage Charlotte	NAP	GSMC	GSMC	Brian T. O’Neill, Blake R. O’Neill, Shannon L. Stubblefield	No	$3,933	$3,933	$0	$0	$0
27		6YH672	Republic Place	NAP	GSMC	GSMC	John Timothy Campbell, Kimberly Lim Marcelis and Anthony Lim	No	$0	$11,806	$4,974	$2,487	$0
28		90NYN4	3507 Ringsby Court	NAP	GSMC	GSMC	Kyle Zeppelin, Morton Zeppelin, Douglas Decker and Timothy White	No	$73,359	$14,907	$0	$0	$0
29		6YGIR7	Wesco International	NAP	GSMC	GSMC	George Hicker, Robert Wenrich and Gordon M. Mapes	Yes	$0	$0	$0	$0	$0
30		6Y9LV0	Sabre Springs	NAP	GSMC	GSMC	John C. Collins	No	$0	$0	$0	$0	$0
31		6YHH05	Airport Village	NAP	GSMC	GSMC	Mike M. Nassimi	No	$17,041	$8,520	$0	$0	$0
32		6Y2XJ9	Therma Tru Doors	NAP	GSMC	GSMC	George Hicker, Robert Wenrich and Gordon M. Mapes	No	$3,425	$3,425	$0	$0	$0
33		65G8A7	Michaels at Stoneridge Shopping Center	NAP	GSMC	GSMC	Ronald B. Russ, Jeffrey S. Gould	No	$0	$0	$0	$0	$0

GS4

Exhibit B - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Ongoing Replacement Reserve ($)	Replacement Reserve Caps ($)	Upfront TI/LC Reserve ($)	Ongoing TI/LC Reserve ($)	TI/LC Caps ($)	Upfront Debt Service Reserve ($)	Ongoing Debt Service Reserve ($)	Upfront Deferred Maintenance Reserve ($)	Ongoing Deferred Maintenance Reserve ($)	Upfront Environmental Reserve ($)
1	3, 4	6Y2XK6	AMA Plaza	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
2	5, 6	6Y38V8	225 Bush Street	$11,987	$0	$0	$95,894	$0	$0	$0	$0	$0	$0
3	7, 8, 9, 10	9049V6	540 West Madison	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
4	10, 11, 12, 13	4F3745	U.S. Industrial Portfolio	$0	$1,259,746	$3,000,000	$0	$4,500,000	$0	$0	$0	$0	$0
4.01		4F3745	Hannibal
4.02		4F3745	Kraco
4.03		4F3745	New WinCup - Phoenix
4.04		4F3745	Worlds Finest Chocolates
4.05		4F3745	SET - MI
4.06		4F3745	Plaid - Decatur
4.07		4F3745	Oracle Packaging
4.08		4F3745	TestAmerica - West SAC
4.09		4F3745	TestAmerica - Arvada
4.10		4F3745	Northwest Mailing Service
4.11		4F3745	Lyons
4.12		4F3745	Wilbert Plastics
4.13		4F3745	Angstrom Graphics
4.14		4F3745	New WinCup - Stone Mountain
4.15		4F3745	Universal Pool - Armory
4.16		4F3745	Jade-Sterling - IL
4.17		4F3745	Plaid - Norcross
4.18		4F3745	Phillips and Temro
4.19		4F3745	TestAmerica - Savannah
4.20		4F3745	Hover-Davis
4.21		4F3745	Jade-Sterling - OH
4.22		4F3745	Fitz Aerospace
4.23		4F3745	MVP Charleston
4.24		4F3745	Paragon Tech
4.25		4F3745	Aramsco and Bulls Eye
4.26		4F3745	Shale-Inland
4.27		4F3745	M.P. Pumps
4.28		4F3745	TestAmerica - Pensacola
4.29		4F3745	Microfinish
4.30		4F3745	MVP Mayfield
4.31		4F3745	Builders FirstSource
4.32		4F3745	Banner
4.33		4F3745	SET - IN
4.34		4F3745	Progressive Metal
4.35		4F3745	Universal Pool - 166th
4.36		4F3745	SITEL
4.37		4F3745	TestAmerica - Tallahassee
4.38		4F3745	Texas Die Casting
4.39		4F3745	TestAmerica - Corpus Christi
5		9067L5	Quad at Whittier	$0	$0	$0	$0	$0	$0	$0	$363,000	$0	$0
6	10, 14	9049W4	Simon Premium Outlets	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
6.01		9049W4	Queenstown Premium Outlets
6.02		9049W4	Pismo Beach Premium Outlets
7		6Y3720	Westchester Office Portfolio 700 Series	$19,820	$0	$0	$110,110	$2,642,636	$0	$0	$0	$0	$0
7.01		6Y3720	709 Westchester Avenue
7.02		6Y3720	777 Westchester Avenue
7.03		6Y3720	701 Westchester Avenue
7.04		6Y3720	711 Westchester Avenue
7.05		6Y3720	707 Westchester Avenue
8		651QH5	Iron Mountain National Industrial	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
8.01		651QH5	1800 Columbian Club Drive
8.02		651QH5	11333 East 53rd Avenue
8.03		651QH5	600 Burning Tree Road
8.04		651QH5	1202 Avenue R
8.05		651QH5	2955 South 18th Place
8.06		651QH5	1760 North Saint Thomas Circle
8.07		651QH5	1915 South Grand Avenue
8.08		651QH5	4449 South 36th Street
8.09		651QH5	13425 Branch View Lane
8.1		651QH5	2000 Robotics Place
8.11		651QH5	1819 South Lamar Street
8.12		651QH5	5151 East 46th Avenue
8.13		651QH5	1510 Capital Parkway
8.14		651QH5	1905 John Connally Drive
8.15		651QH5	1520 Capital Parkway
8.16		651QH5	3576 North Moline Street
9	15	4W04K9	Hamilton Place	$13,686	$328,474	$0	$32,587	$782,082	$0	$0	$0	$0	$0
10		90OMK1	Village Square	$6,548	$250,000	$360,000	$24,553	$900,000	$0	$0	$0	$0	$0
11	16	6YH5H1	Hilton Garden Inn Old Town	$35,278	$0	$0	$0	$0	$0	$0	$0	$0	$0
12	17	9O3YF5	Poipu Shopping Village	$702	$0	$0	$5,261	$315,675	$0	$0	$47,100	$0	$0
13	18, 19, 20, 21	7QV1V0	Embassy Suites Portland Airport	$26,056	$0	$0	$0	$0	$0	$0	$0	$0	$0
14		6Y37K3	Westchester Office Portfolio 2500-2700 Series	$6,062	$0	$0	$48,494	$1,163,856	$0	$0	$0	$0	$0
14.01		6Y37K3	2500 Westchester Avenue
14.02		6Y37K3	2700 Westchester Avenue
15	22	6Y7PF5	Alton Corporate Plaza	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
16		6Y36N8	Skypark Plaza Shopping Center	$3,109	$0	$0	$10,417	$375,000	$0	$0	$0	$0	$0
17		6YIXM7	Center For The Medical Arts	$1,746	$0	$0	$7,934	$380,836	$0	$0	$0	$0	$0
18	23, 24	4F0B20	Residence Inn and SpringHill Suites North Shore	$63,396	$0	$0	$0	$0	$0	$0	$0	$0	$0
18.01		4F0B20	SpringHill Suites Pittsburgh North Shore
18.02		4F0B20	Residence Inn Pittsburgh North Shore
19		901QO9	David Holdings Portfolio	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
19.01		901QO9	Sprouts Culver City
19.02		901QO9	Walgreens San Antonio
19.03		901QO9	Petco Kansas City
20	25	6Y0FB0	Holiday Inn Hollywood	$21,345	$0	$0	$0	$0	$0	$0	$0	$0	$0
21	26	909PU9	Hyatt Place Princeton	$17,054	$0	$0	$0	$0	$0	$0	$0	$0	$0
22		6YSZU5	Michaels Distribution Center	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
23		6YGIQ9	Berkshire Hathaway	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
24	27	905W88	Bellevue Town Center	$0	$45,000	$200,000	$0	$200,000	$0	$0	$0	$0	$0
25	28	901PT9	Crossroads Shopping Center	$1,664	$0	$250,000	$0	$200,000	$0	$0	$28,105	$0	$0
26		6Y7R71	Devon Self Storage Charlotte	$1,158	$41,620	$0	$0	$0	$0	$0	$104,885	$0	$0
27		6YH672	Republic Place	$1,713	$0	$200,000	$8,157	$391,556	$0	$0	$121,781	$0	$0
28		90NYN4	3507 Ringsby Court	$1,055	$0	$0	$3,598	$129,515	$0	$0	$0	$0	$0
29		6YGIR7	Wesco International	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
30		6Y9LV0	Sabre Springs	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
31		6YHH05	Airport Village	$1,176	$0	$0	$2,939	$70,531	$0	$0	$0	$0	$0
32		6Y2XJ9	Therma Tru Doors	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
33		65G8A7	Michaels at Stoneridge Shopping Center	$554	$0	$0	$0	$0	$0	$0	$0	$0	$0

GS4

Exhibit B - Mortgage Loan Schedule

Control Number	Footnotes	Loan Number	Property Name	Ongoing Environmental Reserve ($)	Upfront Other Reserve ($)	Ongoing Other Reserve ($)	Other Reserve Description	Grace Period- Default	Grace Period- Late Fee	Cash Management	Lockbox	General Property Type	Prepayment Provision (2)	Interest Accrual Method	Rooms, Sq Ft	Unit Description
1	3, 4	6Y2XK6	AMA Plaza	$0	$5,954,009	$0	Unfunded Obligations Reserve	0	0	Springing	Hard	Office	Lockout/25_Defeasance/30_0%/5	Actual/360	1,119,503	SF
2	5, 6	6Y38V8	225 Bush Street	$0	$0	$0		0	0	In Place	Hard	Office	Lockout/24_Defeasance/23_0%/13	Actual/360	575,363	SF
3	7, 8, 9, 10	9049V6	540 West Madison	$0	$40,566,832	$0	Unfunded Obligations Reserve ($23,258,542), Free Rent Reserve ($17,308,290)	0	0	In Place	Hard	Office	Lockout/26_Defeasance/90_0%/4	Actual/360	1,098,633	SF
4	10, 11, 12, 13	4F3745	U.S. Industrial Portfolio	$0	$5,816,966	$0	Plaid Expansion Construction Reserve	0	3	Springing	Hard		Lockout/26_Defeasance/90_0%/4	Actual/360	6,298,728	SF
4.01		4F3745	Hannibal									Industrial			429,122	SF
4.02		4F3745	Kraco									Industrial			364,440	SF
4.03		4F3745	New WinCup - Phoenix									Industrial			322,070	SF
4.04		4F3745	Worlds Finest Chocolates									Industrial			434,252	SF
4.05		4F3745	SET - MI									Industrial			284,351	SF
4.06		4F3745	Plaid - Decatur									Industrial			282,514	SF
4.07		4F3745	Oracle Packaging									Industrial			437,911	SF
4.08		4F3745	TestAmerica - West SAC									Industrial			66,203	SF
4.09		4F3745	TestAmerica - Arvada									Industrial			57,966	SF
4.10		4F3745	Northwest Mailing Service									Industrial			228,032	SF
4.11		4F3745	Lyons									Industrial			172,758	SF
4.12		4F3745	Wilbert Plastics									Industrial			257,086	SF
4.13		4F3745	Angstrom Graphics									Industrial			231,505	SF
4.14		4F3745	New WinCup - Stone Mountain									Industrial			220,380	SF
4.15		4F3745	Universal Pool - Armory									Industrial			240,255	SF
4.16		4F3745	Jade-Sterling - IL									Industrial			215,389	SF
4.17		4F3745	Plaid - Norcross									Industrial			71,620	SF
4.18		4F3745	Phillips and Temro									Industrial			101,680	SF
4.19		4F3745	TestAmerica - Savannah									Industrial			54,284	SF
4.20		4F3745	Hover-Davis									Industrial			66,100	SF
4.21		4F3745	Jade-Sterling - OH									Industrial			174,511	SF
4.22		4F3745	Fitz Aerospace									Industrial			129,000	SF
4.23		4F3745	MVP Charleston									Industrial			108,000	SF
4.24		4F3745	Paragon Tech									Industrial			88,857	SF
4.25		4F3745	Aramsco and Bulls Eye									Industrial			99,783	SF
4.26		4F3745	Shale-Inland									Industrial			193,789	SF
4.27		4F3745	M.P. Pumps									Industrial			81,769	SF
4.28		4F3745	TestAmerica - Pensacola									Industrial			21,911	SF
4.29		4F3745	Microfinish									Industrial			144,786	SF
4.30		4F3745	MVP Mayfield									Industrial			101,244	SF
4.31		4F3745	Builders FirstSource									Industrial			116,897	SF
4.32		4F3745	Banner									Industrial			58,450	SF
4.33		4F3745	SET - IN									Industrial			117,376	SF
4.34		4F3745	Progressive Metal									Industrial			58,250	SF
4.35		4F3745	Universal Pool - 166th									Industrial			109,814	SF
4.36		4F3745	SITEL									Industrial			46,812	SF
4.37		4F3745	TestAmerica - Tallahassee									Industrial			16,500	SF
4.38		4F3745	Texas Die Casting									Industrial			78,177	SF
4.39		4F3745	TestAmerica - Corpus Christi									Industrial			14,884	SF
5		9067L5	Quad at Whittier	$0	$4,507,426	$0	Michael’s Reserve ($3,720,000), Marshalls Reserve ($187,034.27), Unfunded Obligations Reserve ($600,392)	0	5 days grace, one time during the term of the loan, other than the payment due on the Maturity Date	Springing	Hard	Retail	Lockout/24_Defeasance/92_0%/4	Actual/360	433,553	SF
6	10, 14	9049W4	Simon Premium Outlets	$0	$0	$0		0	0	Springing	Hard		Lockout/26_Defeasance/87_0%/7	Actual/360	436,987	SF
6.01		9049W4	Queenstown Premium Outlets									Retail			289,571	SF
6.02		9049W4	Pismo Beach Premium Outlets									Retail			147,416	SF
7		6Y3720	Westchester Office Portfolio 700 Series	$0	$5,885,391	$0	Unfunded Obligations Reserve ($4,788,965.18), Free Rent Reserve ($1,096,426)	0	0	In Place	Hard		Lockout/24_Defeasance/92_0%/4	Actual/360	671,330	SF
7.01		6Y3720	709 Westchester Avenue									Office			125,953	SF
7.02		6Y3720	777 Westchester Avenue									Office			124,108	SF
7.03		6Y3720	701 Westchester Avenue									Office			162,613	SF
7.04		6Y3720	711 Westchester Avenue									Office			116,799	SF
7.05		6Y3720	707 Westchester Avenue									Office			141,857	SF
8		651QH5	Iron Mountain National Industrial	$0	$0	$0		0	0	In Place	Hard		Lockout/24_Defeasance/89_0%/7	Actual/360	1,590,565	SF
8.01		651QH5	1800 Columbian Club Drive									Industrial			288,776	SF
8.02		651QH5	11333 East 53rd Avenue									Industrial			205,121	SF
8.03		651QH5	600 Burning Tree Road									Industrial			67,995	SF
8.04		651QH5	1202 Avenue R									Industrial			175,716	SF
8.05		651QH5	2955 South 18th Place									Industrial			76,210	SF
8.06		651QH5	1760 North Saint Thomas Circle									Industrial			46,878	SF
8.07		651QH5	1915 South Grand Avenue									Industrial			43,925	SF
8.08		651QH5	4449 South 36th Street									Industrial			79,059	SF
8.09		651QH5	13425 Branch View Lane									Industrial			121,579	SF
8.1		651QH5	2000 Robotics Place									Industrial			101,289	SF
8.11		651QH5	1819 South Lamar Street									Industrial			102,881	SF
8.12		651QH5	5151 East 46th Avenue									Industrial			59,678	SF
8.13		651QH5	1510 Capital Parkway									Industrial			65,000	SF
8.14		651QH5	1905 John Connally Drive									Industrial			63,629	SF
8.15		651QH5	1520 Capital Parkway									Industrial			52,829	SF
8.16		651QH5	3576 North Moline Street									Industrial			40,000	SF
9	15	4W04K9	Hamilton Place	$0	$0	$0		0	0	Springing	Hard	Retail	Lockout/11_>YM or 1%/105_0%/4	30/360	391,041	SF
10		90OMK1	Village Square	$0	$0	$0		0	0	In Place	Hard	Retail	Lockout/25_Defeasance/90_0%/5	Actual/360	392,854	SF
11	16	6YH5H1	Hilton Garden Inn Old Town	$0	$0	$0		0	0	Springing	Hard	Hospitality	Lockout/24_Defeasance/89_0%/7	Actual/360	179	Rooms
12	17	9O3YF5	Poipu Shopping Village	$0	$56,314	$56,314	Ground Lease Reserve	0	0	In Place	Hard	Retail	Lockout/24_Defeasance/92_0%/4	Actual/360	42,090	SF
13	18, 19, 20, 21	7QV1V0	Embassy Suites Portland Airport	$0	$62,500	$275,000	Ground Lease Reserve ($62,500), Monthly PIP Work Reserve ($275,000)	0	0	In Place	Hard	Hospitality	Lockout/25_>YM or 1%/88_0%/7	Actual/360	251	Rooms
14		6Y37K3	Westchester Office Portfolio 2500-2700 Series	$0	$1,017,561	$0	Unfunded Obligations Reserve ($940,902.77), Free Rent Reserve ($76,658)	0	0	In Place	Hard		Lockout/24_Defeasance/92_0%/4	Actual/360	291,265	SF
14.01		6Y37K3	2500 Westchester Avenue									Office			168,303	SF
14.02		6Y37K3	2700 Westchester Avenue									Office			122,962	SF
15	22	6Y7PF5	Alton Corporate Plaza	$0	$2,752,845	$0	Unfunded General Contractor Obligation Reserve ($1,571,278.44), Free Rent Reserve ($849,965.03), Outstanding TI/LC Reserve ($331,601.61)	0	0	Springing	Hard	Office	Lockout/25_Defeasance/91_0%/4	Actual/360	209,351	SF
16		6Y36N8	Skypark Plaza Shopping Center	$0	$8,985	$0	Unfunded Obligations Reserve	0	0	Springing	Springing	Retail	Lockout/24_Defeasance/92_0%/4	Actual/360	186,553	SF
17		6YIXM7	Center For The Medical Arts	$0	$10,000	$0	Unfunded Obligations Reserve	0	0	Springing	Springing	Mixed Use	Lockout/24_Defeasance/92_0%/4	Actual/360	95,209	SF
18	23, 24	4F0B20	Residence Inn and SpringHill Suites North Shore	$0	$4,180,000	$0	PIP Reserve ($2,140,000 SpringHill Suites, $2,040,000 Residence Inn)	0	0	Springing	Hard		Lockout/32_Defeasance/84_0%/4	Actual/360	378	Rooms
18.01		4F0B20	SpringHill Suites Pittsburgh North Shore									Hospitality			198	Rooms
18.02		4F0B20	Residence Inn Pittsburgh North Shore									Hospitality			180	Rooms
19		901QO9	David Holdings Portfolio	$0	$0	$0		0	0	Springing	Springing		Lockout/24_Defeasance/92_0%/4	Actual/360	59,826	SF
19.01		901QO9	Sprouts Culver City									Retail			32,873	SF
19.02		901QO9	Walgreens San Antonio									Retail			13,400	SF
19.03		901QO9	Petco Kansas City									Retail			13,553	SF
20	25	6Y0FB0	Holiday Inn Hollywood	$0	$2,506,574	$0	PIP Reserve ($951,099.76), Façade Reserve ($1,555,474.08)	0	0	Springing	Springing	Hospitality	Lockout/24_Defeasance/92_0%/4	Actual/360	150	Rooms
21	26	909PU9	Hyatt Place Princeton	$0	$530,270	$0	PIP Reserve	0	0	Springing	Hard	Hospitality	Lockout/25_Defeasance/91_0%/4	Actual/360	122	Rooms
22		6YSZU5	Michaels Distribution Center	$0	$0	$0		0	0	Springing	Springing	Industrial	Lockout/24_>YM or 1%/89_0%/7	Actual/360	506,153	SF
23		6YGIQ9	Berkshire Hathaway	$0	$0	$0		0	0	Springing	Springing	Industrial	Lockout/25_Defeasance/91_0%/4	Actual/360	277,270	SF
24	27	905W88	Bellevue Town Center	$0	$0	$0		0	0	Springing	Springing	Retail	Lockout/25_Defeasance/90_0%/5	Actual/360	74,270	SF
25	28	901PT9	Crossroads Shopping Center	$0	$153,990	$0	Unfunded Obligations Reserve ($100,000), Big Bob’s Reserve ($53,989.86)	0	0	Springing	Springing	Retail	Lockout/24_Defeasance/92_0%/4	Actual/360	100,654	SF
26		6Y7R71	Devon Self Storage Charlotte	$0	$0	$0		0	0	None	None	Self Storage	Lockout/25_Defeasance/88_0%/7	Actual/360	92,648	SF
27		6YH672	Republic Place	$0	$545,893	$0	Elevator Reserve ($500,000), Unfunded Obligations ($45,893)	0	0	In Place	Hard	Office	Lockout/24_Defeasance/92_0%/4	Actual/360	97,889	SF
28		90NYN4	3507 Ringsby Court	$0	$0	$0		0	0	In Place	Hard	Office	Lockout/25_Defeasance/91_0%/4	Actual/360	28,781	SF
29		6YGIR7	Wesco International	$0	$0	$0		0	0	Springing	Springing	Industrial	Lockout/25_Defeasance/91_0%/4	Actual/360	135,617	SF
30		6Y9LV0	Sabre Springs	$0	$30,000	$0	Unfunded Obligations Reserve	0	0	Springing	Springing	Retail	Lockout/24_Defeasance/92_0%/4	Actual/360	33,773	SF
31		6YHH05	Airport Village	$0	$0	$0		0	0	Springing	Hard	Retail	Lockout/24_Defeasance/92_0%/4	Actual/360	70,532	SF
32		6Y2XJ9	Therma Tru Doors	$0	$745,714	$0	Unfunded Obligations Account	0	0	Springing	Springing	Industrial	Lockout/24_Defeasance/92_0%/4	Actual/360	347,517	SF
33		65G8A7	Michaels at Stoneridge Shopping Center	$0	$0	$0		0	0	Springing	Springing	Retail	Lockout/26_Defeasance/90_0%/4	Actual/360	30,225	SF

GS4

Exhibit B - Mortgage Loan Schedule

1	The monthly debt service shown for Mortgage Loans with a partial interest-only period reflects the amount payable after the expiration of the interest-only period.
2	The open period is inclusive of the Maturity Date.
3	The Cut-off Date Principal Balance of $100,000,000 represents the note A-1 of a $304,000,000 whole loan evidenced by two senior pari passu notes, a subordinate note B with an outstanding principal balance as of the Cut-off Date of $101,600,000, and a subordinate note C with an outstanding principal balance as of the Cut-off Date of $72,400,000. The note A-2, with an outstanding principal balance of $30,000,000, is expected to be contributed to one or more future securitization transactions. Cut-off Date LTV Ratio, LTV Ratio at Maturity, Underwritten NCF DSCR, Debt Yield on Underwritten Net Operating Income, Debt Yield on Underwritten Net Cash Flow and Loan Per Unit calculations are based on the aggregate principal balance of the AMA Plaza Senior Loans of $130,000,000.
4	The lockout period will be at least 25 payment dates beginning with and including the first payment date of November 6, 2016. For the purposes of this prospectus, the assumed lockout period of 25 payment dates is based on the expected GSMS 2016-GS4 securitization closing date in November 2016. The actual lockout period may be longer.
5	The Cut-off Date Principal Balance of $100,000,000 represents the note A-1 of a $235,000,000 whole loan evidenced by two senior pari passu notes and a subordinate note B with an outstanding principal balance as of the Cut-off Date of $113,000,000. The note A-2, with an outstanding principal balance of $22,000,000, is expected to be contributed to one or more future securitization transactions. Cut-off Date LTV Ratio, LTV Ratio at Maturity, Underwritten NCF DSCR, Debt Yield on Underwritten Net Operating Income, Debt Yield on Underwritten Net Cash Flow and Loan Per Unit calculations are based on the aggregate principal balance of the 225 Bush Street Senior Loans of $122,000,000.
6	The lockout period will be at least 24 payment dates beginning with and including the first payment date of December 6, 2016. For the purposes of this prospectus, the assumed lockout period of 24 payment dates is based on the expected GSMS 2016-GS4 securitization closing date in November 2016. The actual lockout period may be longer.
7	The Cut-off Date Principal Balance of $75,292,000 represents the note A-2 of a $325,000,000 whole loan evidenced by two senior pari passu notes, a subordinate note B with an outstanding principal balance as of the Cut-off Date of $54,208,000, and a subordinate note C with an outstanding principal balance as of the Cut-off Date of $108,500,000. The note A-1, with an outstanding principal balance of $87,000,000, and the subordinate note B, were contributed to the GSMS 2016-GS3 securitization transaction. Cut-off Date LTV Ratio, LTV Ratio at Maturity, Underwritten NCF DSCR, Debt Yield on Underwritten Net Operating Income, Debt Yield on Underwritten Net Cash Flow and Loan Per Unit calculations are based on the aggregate principal balance of the 540 West Madison Senior Loans of $162,292,000.
8	The Ongoing TI/LC Reserve, commencing with the due date in September 2019, will equal $137,329.
9	Under the terms of the Mortgage Loan documents, the first due date is November 6, 2016, the maturity date is September 6, 2026 and the Original Interest-Only Period and Original Term to Maturity are actually 119 months. However, due to the fact that GSMC contributed an initial interest deposit amount to the GSMS 2016-GS3 issuing entity to cover an amount that represents one-month’s interest that would have accrued with respect to the Mortgage Loan at the Net Mortgage Rate with respect to a October 2016 payment date, such Mortgage Loan is being treated as having a First Due Date on October 6, 2016, and as having an Original Interest-Only Period and Original Term to Maturity of 120 months.
10	The lockout period will be at least 26 payment dates beginning with and including the first payment date of October 6, 2016. For the purposes of this prospectus, the assumed lockout period of 26 payment dates is based on the expected GSMS 2016-GS4 securitization closing date in November 2016. The actual lockout period may be longer.
11	The Cut-off Date Principal Balance of $74,939,052 represents the non-controlling note A-2 of a $307,640,000 whole loan combination evidenced by four pari passu notes. The companion loans are evidenced by controlling note A-1, non-controlling note A-3 and non-controlling note A-4 with an aggregate outstanding principal balance as of the Cut-off Date of $232,450,948. The controlling note A-1 was contributed to the GSMS 2016-GS3 securitization transaction. The non-controlling note A-3 and note A-4 are expected to be contributed to one or more future securitization transactions. Cut-off Date LTV Ratio, LTV Ratio at Maturity, Underwritten NCF DSCR, Debt Yield on Underwritten Net Operating Income, Debt Yield on Underwritten Net Cash Flow and Loan Per Unit calculations are based on the aggregate Cut-off Date Balance of $307,390,000.
12	The U.S. Industrial Portfolio Whole Loan requires monthly debt service payments of (i) $125,000 of principal plus (ii) the amount of interest accrued on the outstanding principal balance of the mortgage loan during the related interest accrual period.
13	The Ongoing TI/LC Reserve, commencing on September 1, 2021 (or earlier if funds on deposit therein are less than $1,500,000) will equal $150,000 up to an amount equal to $4,500,000 until such time as funds on deposit therein are less than $1,500,000, and on each due date thereafter, the borrower will be required to resume monthly deposits in an amount equal to the lesser of (x) $150,000 and (y) the amount necessary to cause the tenant improvements and leasing commissions reserve account to contain funds equal to $1,500,000.
14	The Cut-off Date Principal Balance of $66,788,798 represents the controlling note A-1 of a $102,000,000 loan combination evidenced by two pari passu notes. The companion loan, evidenced by non-controlling note A-2, with an outstanding principal balance as of the Cut-off Date of $34,889,671 is expected to be contributed to one or more future securitization transactions. Cut-off Date LTV Ratio, LTV Ratio at Maturity, Underwritten NOI DSCR, Underwritten NCF DSCR, Debt Yield on Underwritten Net Operating Income, Debt Yield on Underwritten Net Cash Flow and Loan Per Unit calculations are based on the aggregate Cut-off Date Balance of $102,000,000.
15	The Cut-off Date Principal Balance of $41,714,341 represents the non-controlling note A-2 of a $107,000,000 whole loan evidenced by two pari passu notes. The companion loan is evidenced by the controlling note A-1 with an outstanding principal balance as of the Cut-off Date of $64,557,908, which was contributed to the GSMS 2016-GS3 transaction. Cut-off Date LTV Ratio, LTV Ratio at Maturity, Underwritten NOI DSCR, Underwritten NCF DSCR, Debt Yield on Underwritten Net Operating Income, Debt Yield on Underwritten Net Cash Flow and Loan Per Unit calculations are based on the aggregate Cut-off Date Balance of $107,000,000.
16	The Ongoing Replacement Reserve is an FF&E reserve in an amount equal to (i) $35,277.61 for the Due Dates occurring in December 2016 through November 2017 and (ii) thereafter the greater of (a) the monthly amount required to be reserved pursuant to the Franchise Agreement for the replacement of FF&E or (b) one-twelfth (1/12th) of 4% of the Operating Income of the Property for the previous twelve (12) month period as determined on the anniversary of the last day of the calendar month in October.
17	On or before December 6, 2016, Borrower is required to deposit the amount of $2,842.73 into the replacement reserve account.
18	The Cut-off Date Principal Balance of $27,620,000 represents the non-controlling note A-2 of a $57,620,000 whole loan combination evidenced by two pari passu notes. The companion loan, evidenced by controlling note A-1, with an outstanding principal balance as of the Cut-off Date of $30,000,000 was contributed to the GSMS 2016-GS3 securitization transaction. Cut-off Date LTV Ratio, LTV Ratio at Maturity, Underwritten NOI DSCR, Underwritten NCF DSCR, Debt Yield on Underwritten Net Operating Income, Debt Yield on Underwritten Net Cash Flow and Loan Per Unit calculations are based on the aggregate Cut-off Date Balance of $57,620,000.
19	The Ongoing Replacement Reserve is an FF&E reserve in an amount equal to the greater of (i) the aggregate amount of all deposits for replacements, if any, required to be deposited by the borrower with franchisor or manager pursuant to the applicable franchise agreement or management agreement (without duplication) and (ii) 4% of gross income from operations for the property, for the calendar month that is two calendar months prior to the calendar month of the payment date on which such deposit is required.
20	On October 6, 2018 and on any business day thereafter through the Maturity Date, the borrower may, at its option, prepay the debt in whole or in part. No prepayment of all or any portion of the loan may cause, give rise to a right to require, or otherwise result in, the release of the lien of the mortgage on the Mortgaged Property.
21	Upon written request from the borrower, within ten business days of such request, the lender is required to transfer from the replacement reserve account amounts not to exceed 75% of the total amount of replacement reserve funds then deposited in the replacement reserve account to the PIP reserve account.
22	Commencing on the Anticipated Repayment Date, the interest rate increases to 3.0000% per annum plus the greater of (i) the Interest Rate or (ii) the yield on the most recently issued 10-year U.S. Treasury notes as of the Anticipated Repayment Date.
23	The Cut-off Date Principal Balance of $21,813,458 represents the non-controlling note A-2-2 of a $69,000,000 whole loan evidenced by three pari passu notes. The companion loan is evidenced by the controlling note A-1 with an outstanding principal balance as of the Cut-off Date of $24,788,020 and non-controlling note A-2-1 with an outstanding principal balance as of the Cut-off Date of $21,813,458. The controlling note A-1 was contributed to the GSMS 2016-GS2 transaction and the non-controlling note A-2-1 was contributed to the GSMS 2016-GS3 transaction. Cut-off Date LTV Ratio, LTV Ratio at Maturity, Underwritten NOI DSCR, Underwritten NCF DSCR, Debt Yield on Underwritten Net Operating Income, Debt Yield on Underwritten Net Cash Flow and Loan Per Unit calculations are based on the aggregate Cut-off Date Balance of $68,414,936.
24	The Ongoing Replacement Reserve is an FF&E reserve in an amount equal to (i) for the Due Dates occurring in April 2016 through March 2017, $63,395.52 and (ii) for each Due Date thereafter, an amount equal to the greater of (a) the monthly amount required to be reserved pursuant to the franchise agreement for the replacement of FF&E or (b) one-twelfth (1/12th) of 4% of the operating income of the property for the previous twelve (12) month period as determined on the anniversary of the last day of the calendar month in February.
25	The Ongoing Replacement Reserve is an FF&E reserve in an amount equal to (i) $21,345.03 for the Due Dates occurring in December 2016 through November 2017 and (ii) thereafter the greater of (a) the monthly amount required to be reserved pursuant to the franchise agreement for the replacement of FF&E or (b) one-twelfth (1/12th) of 4% of the operating income of the property for the previous twelve (12) month period as determined on the anniversary of the last day of the calendar month in October.
26	The Ongoing Replacement Reserve is an FF&E reserve in an amount equal to (i) $17,054.42 for the Payment Dates that occur in November 2016 through October 2017 and (ii) thereafter the greater of (a) the monthly amount required to be reserved pursuant to the franchise agreement for the replacement of FF&E or (b) one-twelfth (1/12th) of 4% of the operating income of the property for the previous twelve (12) month period as determined on the anniversary of the last day of the calendar month in September.
27	At origination, the borrower funded a $100,000 Upfront Replacement Reserve. In the event that the replacement reserve falls below $45,000, the borrower is required to fund an Ongoing Replacement Reserve in the monthly amount of $1,237.83, subject to a cap of $45,000.
28	At origination, the borrower funded a $250,000 Upfront TI/LC Reserve. In the event that the TI/LC reserve falls below $200,000, the borrower is required to fund an Ongoing TI/LC Reserve in the monthly amount of $4,166.67, subject to a cap of $200,000.

EXHIBIT B

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

(1)	Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not a participation interest in a Mortgage Loan. Each Mortgage Loan that is part of a Whole Loan is a senior or pari passu portion of a whole loan evidenced by a senior or pari passu note. At the time of the sale, transfer and assignment to Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Seller), participation or pledge, and the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations, any other ownership interests on, in or to such Mortgage Loan other than any servicing rights appointment, or similar agreement, any Other Pooling and Servicing Agreement with respect to a Non-Serviced Mortgage Loan and rights of the holder of a related Companion Loan pursuant to a Co-Lender Agreement. The Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan other than the rights of the holder of a related Companion Loan pursuant to a Co-Lender Agreement.

(2)	Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except (i) as such enforcement may be limited by (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (ii) that certain provisions in such Loan Documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance fees, charges and/or premiums) are, or may be, further limited or rendered unenforceable by or under applicable law, but (subject to the limitations set forth in clause (i) above) such limitations or unenforceability will not render such Loan Documents invalid as a whole or materially interfere with the Mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentence, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Loan Documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by the Seller in connection with the origination of the Mortgage

Loan, that would deny the Mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Loan Documents.

(3)	Mortgage Provisions. The Loan Documents for each Mortgage Loan contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, nonjudicial foreclosure subject to the limitations set forth in the Standard Qualifications.

(4)	Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Loan Documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect which materially interferes with the security intended to be provided by such Mortgage; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the related Mortgagor nor the related guarantor has been released from its material obligations under the Mortgage Loan.

(5)	Lien; Valid Assignment. Subject to the Standard Qualifications, each assignment of Mortgage and assignment of Assignment of Leases to the Issuing Entity constitutes a legal, valid and binding assignment to the Issuing Entity. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph (6) set forth on Exhibit C (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to and excepting Permitted Encumbrances and the Title Exceptions) as of origination was, and as of the Cut-off Date, to the Seller’s knowledge, is free and clear of any recorded mechanics’ liens, recorded materialmen’s liens and other recorded encumbrances which are prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below), and, to the Seller’s knowledge and subject to the rights of tenants (as tenants only) (subject to and excepting Permitted Encumbrances and the Title Exceptions), no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below). Notwithstanding anything in this representation to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required in order to effect such perfection.

(6)	Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments due and payable but not yet delinquent; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property and condominium declarations; (f) if the related Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Mortgage Loan Group; and (g) if the related Mortgage Loan is part of a Whole Loan, the rights of the holder(s) of the related Companion Loan(s) pursuant to the related Co-Lender Agreement; provided that none of items (a) through (g), individually or in the aggregate, materially and adversely interferes with the value or current use of the Mortgaged Property or the security intended to be provided by such Mortgage or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). Except as contemplated by clauses (f) and (g) of the preceding sentence, none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Seller thereunder and no claims have been paid thereunder. Neither the Seller, nor to the Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy.

(7)	Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, there are no subordinate mortgages or junior liens securing the payment of money encumbering the related Mortgaged Property (other than Permitted Encumbrances and the Title Exceptions, taxes and assessments, mechanics and materialmens liens (which are the subject of the representation in paragraph (5) above), and equipment and other personal property financing). Except as set forth on an exhibit to the applicable Mortgage Loan Purchase Agreement, the Seller has no knowledge of any mezzanine debt secured directly by interests in the related Mortgagor.

(8)	Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related

Mortgage). Subject to the Permitted Encumbrances and the Title Exceptions, each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, subject to applicable law, provides that, upon an event of default under the Mortgage Loan, a receiver is permitted to be appointed for the collection of rents or for the related Mortgagee to enter into possession to collect the rents or for rents to be paid directly to the Mortgagee.

(9)	UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed and/or recorded or caused to be filed and/or recorded (or, if not filed and/or recorded, submitted in proper form for filing and/or recording), UCC financing statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of physical personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any non-material personal property, any personal property subject to a purchase money security interest, a sale and leaseback financing arrangement as permitted under the terms of the related Mortgage Loan documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the Standard Qualifications, each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC financing statements are required in order to effect such perfection.

(10)	Condition of Property. The Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within thirteen months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than thirteen months prior to the Cut-off Date. To the Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Closing Date, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan.

(11)	Taxes and Assessments. All taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges), or installments thereof, which could be a lien on the related Mortgaged Property that would be of equal or superior priority to the lien of the Mortgage and that prior to the Cut-off

Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds has been established in an amount sufficient to cover such payments and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, real estate taxes and governmental assessments and other outstanding governmental charges and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

(12)	Condemnation. As of the date of origination and to the Seller’s knowledge as of the Cut-off Date, there is no proceeding pending, and, to the Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened, for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.

(13)	Actions Concerning Mortgage Loan. As of the date of origination and to the Seller’s knowledge as of the Cut-off Date, there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgagor’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by the Mortgage Loan documents or (f) the current principal use of the Mortgaged Property.

(14)	Escrow Deposits. All escrow deposits and payments required to be escrowed with Mortgagee pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its servicer, and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required to be escrowed with Mortgagee under the related Loan Documents are being conveyed by the Seller to Depositor or its servicer.

(15)	No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by the Seller to merit such holdback).

(16)	Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Loan Documents and having a claims-paying or financial strength rating of at least “A-:VIII” from A.M. Best Company or “A3” (or the equivalent) from Moody’s

Investors Service, Inc. or “A-” from Standard & Poor’s Ratings Services (collectively the “Insurance Rating Requirements”), in an amount (subject to a customary deductible) not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Loan Documents, by business interruption or rental loss insurance which (subject to a customary deductible) covers a period of not less than 12 months (or with respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as a “Special Flood Hazard Area,” the related Mortgagor is required to maintain insurance in the maximum amount available under the National Flood Insurance Program.

If the Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related Mortgagor is required to maintain coverage for windstorm and/or windstorm related perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms.

The Mortgaged Property is covered, and required to be covered pursuant to the related Loan Documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by prudent institutional commercial mortgage lenders, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the scenario expected limit (“SEL”) for the Mortgaged Property in the event of an earthquake. In such instance, the SEL was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the SEL would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained from an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by Standard & Poor’s Ratings Services in an amount not less than 100% of the SEL.

The Loan Documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then outstanding principal amount of the related Mortgage Loan (or related Whole Loan), the Mortgagee (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section required to be paid as of the Cut-off Date have been paid, and such insurance policies name the Mortgagee under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the Trustee. Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor’s reasonable cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the Mortgagee of termination or cancellation arising because of nonpayment of a premium and at least 30 days’ prior notice to the Mortgagee of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Seller.

(17)	Access; Utilities; Separate Tax Lots. Each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are appropriate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been, or will be, made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax lots are created.

(18)	No Encroachments. To the Seller’s knowledge based solely on surveys obtained in connection with origination and the Mortgagee’s Title Policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a “marked up” commitment) obtained in connection with the origination of each Mortgage Loan, all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy.

(19)	No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature or an equity participation by the Seller.

(20)	REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including buildings and structural components thereof, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan (or related Whole Loan) was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (or related Whole Loan) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (or related Whole Loan) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

(21)	Compliance with Usury Laws. The Mortgage Rate (exclusive of any default interest, late charges, yield maintenance charge, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.

(22)	Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to originate, acquire and/or hold (as applicable) the

Mortgage Note in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.

(23)	Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to the Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related Mortgagee.

(24)	Local Law Compliance. To the Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization, there are no material violations of applicable zoning ordinances, building codes and land laws (collectively “Zoning Regulations”) with respect to the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan as of the date of origination of such Mortgage Loan (or related Whole Loan, as applicable) and as of the Cut-off Date, other than those which (i) are insured by the Title Policy or a law and ordinance insurance policy or (ii) would not have a material adverse effect on the value, operation or net operating income of the Mortgaged Property. The terms of the Loan Documents require the Mortgagor to comply in all material respects with all applicable governmental regulations, zoning and building laws.

(25)	Licenses and Permits. Each Mortgagor covenants in the Loan Documents that it shall keep all material licenses, permits and applicable governmental authorizations necessary for its operation of the Mortgaged Property in full force and effect, and to the Seller’s knowledge based upon any of a letter from any government authorities or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization, all such material licenses, permits and applicable governmental authorizations are in effect. The Mortgage Loan requires the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located.

(26)	Recourse Obligations. The Loan Documents for each Mortgage Loan provide that such Mortgage Loan (a) becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events: (i) if any voluntary petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by the Mortgagor; (ii) the Mortgagor or guarantor shall have colluded with (or, alternatively, solicited or caused to be solicited) other creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) voluntary transfers of either the Mortgaged Property or equity interests in Mortgagor made in violation of the Loan Documents; and (b) contains provisions providing for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that has assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages sustained by reason of Mortgagor’s (i) misappropriation of rents after the occurrence of an event of default under the Mortgage Loan; (ii) misappropriation of (A) insurance proceeds or condemnation awards or (B) security deposits or, alternatively, the failure of any security deposits to be delivered to Mortgagee upon foreclosure or action in lieu thereof (except to the extent applied in accordance with leases prior to a Mortgage Loan event of default); (iii) fraud or intentional material misrepresentation; (iv) breaches of the environmental covenants in the Loan Documents; or (v) commission of intentional material physical waste at the Mortgaged Property (but, in some cases, only to the extent there is sufficient cash flow generated by the related Mortgaged Property to prevent such waste).

(27)	Mortgage Releases. The terms of the related Mortgage or related Loan Documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, of not less than a specified percentage at least equal to the lesser of (i) 110% of the related allocated loan amount of such portion of the Mortgaged Property and (ii) the outstanding principal balance of the Mortgage Loan, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance defined in (32) below, (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation or taking by a State or any political subdivision or authority thereof. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Section 860G(a)(3)(A) of the Code; or (y) the Mortgagee or servicer can, in accordance with the related Loan Documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), for all Mortgage Loans originated after December 6, 2010, if the fair market value of the real property constituting such Mortgaged Property after the release is not equal to at least 80% of the principal balance of the Mortgage Loan (or related Whole Loan) outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

With respect to any partial release under the preceding clause (e), for all Mortgage Loans originated after December 6, 2010, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan in an amount not less than the amount required by the REMIC Provisions and, to such extent, such amount may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (or related Whole Loan).

No Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to partial condemnation, other than in compliance with the REMIC Provisions.

(28)	Financial Reporting and Rent Rolls. The Mortgage Loan documents for each Mortgage Loan require the Mortgagor to provide the owner or holder of the Mortgage with quarterly (other than for single-tenant properties) and annual operating statements, and quarterly (other than for single-tenant properties) rent rolls for properties that have leases contributing more than 5% of the in-place base rent and annual financial statements, which annual financial statements with respect to each Mortgage Loan with more than one Mortgagor are in the form of an annual combined balance sheet of the Mortgagor entities (and no other entities), together with the related combined statements of operations, members’ capital and cash flows, including a combining balance sheet and statement of income for the Mortgaged Properties on a combined basis.

(29)	Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related special all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) did not, as of the date of origination of the Mortgage Loan, and, to the Seller’s knowledge, do not, as of the Cut-off Date, specifically exclude Acts of Terrorism, as defined in TRIA, from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Loan Documents do not expressly waive or prohibit the Mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto; provided, however, that if TRIA or a similar or subsequent statute is not in effect, then provided that terrorism insurance is commercially available, the Mortgagor under each Mortgage Loan is required to carry terrorism insurance, but in such event the Mortgagor shall not be required to spend more than the Terrorism Cap Amount on terrorism insurance coverage, and if the cost of terrorism insurance exceeds the Terrorism Cap Amount, the Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to the Terrorism Cap Amount. The “Terrorism Cap Amount” is the specified percentage (which is at least equal to 200%) of the amount of the insurance premium that is payable at such time in respect of the property and business interruption/rental loss insurance required under the related Loan Documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance).

(30)	Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due on sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Loan Documents (which provide for transfers without the consent of the Mortgagee which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, including, without limitation, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Loan Documents), (a) the related Mortgaged Property, or any equity interest of greater than 50% in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Loan Documents, (iii) transfers of less than, or other than, a controlling interest in the related Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Loan Documents or a Person satisfying specific criteria identified in the related Loan Documents, such as a qualified equityholder, (v) transfers of stock or similar equity units in publicly traded companies or (vi) a substitution or release of collateral within the parameters of paragraphs (27) and (32) in this Exhibit B or the exceptions thereto set forth on Exhibit C, or (vii) as set forth on an exhibit to the applicable Mortgage Loan Purchase Agreement by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan, or future permitted mezzanine debt as set forth on an exhibit to the applicable Mortgage Loan Purchase Agreement or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Loan Documents, (ii) purchase money security interests (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, as set forth on an exhibit to the applicable Mortgage Loan Purchase Agreement or (iv) Permitted Encumbrances. The Mortgage or other Loan Documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable out-of-pocket fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

(31)	Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Both the Loan Documents and the organizational documents of the Mortgagor with respect to each Mortgage Loan with a Cut-off Date Principal Balance in excess of $5 million provide that the Mortgagor is a Single-Purpose Entity, and each Mortgage Loan with a Cut-off Date Principal Balance of $20 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Principal Balance equal to $5 million or less, its organizational documents or the related Loan Documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Loan Documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Loan Documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

(32)	Defeasance. With respect to any Mortgage Loan that, pursuant to the Loan Documents, can be defeased (a “Defeasance”), (i) the Loan Documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Loan Documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will, in the case of a full Defeasance, be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment penalty), and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to the lesser of (A) 110% of the allocated loan amount for the real property to be released and (B) the outstanding principal balance of the Mortgage Loan; (iv) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in (iii) above, (v) if the Mortgagor would continue to own assets in addition to the defeasance collateral, the portion of the Mortgage Loan secured by defeasance collateral is required to be assumed (or the Mortgagee may require such assumption) by a Single-Purpose Entity; (vi) the Mortgagor is required to provide an opinion of counsel that the Mortgagee has a perfected security interest in such collateral prior to any other claim or interest; and (vii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable out-of-pocket expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

(33)	Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in situations where default interest is imposed.

(34)	Ground Leases. For purposes of this Exhibit B, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner and does not include industrial development agency (IDA) or similar leases for purposes of conferring a tax abatement or other benefit.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a leasehold estate under a Ground Lease in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of the Seller, its successors and assigns, the Seller represents and warrants that:

(a)            The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage. No material change in the terms of the Ground Lease had occurred since the origination of the Mortgage Loan, except as reflected in any written instruments which are included in the related Mortgage File;

(b)           The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease) that the Ground Lease may not be amended or modified, or canceled or terminated by agreement of lessor and lessee, without the prior written consent of the Mortgagee;

(c)            The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either Mortgagor or the Mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(d)           The Ground Lease either (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the Mortgagee on the lessor’s fee interest in the Mortgaged Property is subject;

(e)            The Ground Lease does not place commercially unreasonably restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder (provided that proper notice is delivered to the extent required in accordance with the Ground Lease), and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of (but with prior notice to) the lessor;

(f)            The Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(g)           The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the Mortgagee written notice of any default, and provides that no notice of default or termination is effective against the Mortgagee unless such notice is given to the Mortgagee;

(h)           The Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the Mortgagee’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(i)             The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

(j)             Under the terms of the Ground Lease, an estoppel or other agreement received from the ground lessor and the related Mortgage (taken together), any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than (i) de minimis amounts for minor casualties or (ii) in respect of a total or substantially total loss or taking as addressed in subpart (k)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Loan Documents) the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(k)           In the case of a total or substantially total taking or loss, under the terms of the Ground Lease, an estoppel or other agreement and the related Mortgage (taken together), any related insurance proceeds, or portion of the condemnation award allocable to the ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(l)             Provided that the Mortgagee cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with the Mortgagee upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

(35)	Servicing. The servicing and collection practices used by the Seller with respect to the Mortgage Loan have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.

(36)	Origination and Underwriting. The origination practices of the Seller (or the related originator if the Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage Loan (or the related Whole Loan, as applicable) and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit B.

(37)	No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required debt service payments since origination, and as of the date hereof, no Mortgage Loan is more than 30 days delinquent (beyond any applicable grace or cure period) in making required payments as of the Closing Date. To the Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either (a) or (b), materially and adversely affects the value of the Mortgage Loan or the value, use or operation of the related Mortgaged Property, provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Seller in this Exhibit B (including, but not limited to, the prior sentence). No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

(38)	Bankruptcy. As of the date of origination of the related Mortgage Loan and to the Seller’s knowledge as of the Cut-off Date, neither the Mortgaged Property (other than any tenants of such Mortgaged Property), nor any portion thereof, is the subject of, and no Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.

(39)	Organization of Mortgagor. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the Mortgagor delivered by the Mortgagor in connection with the origination of such Mortgage Loan (or the related Whole Loan, as applicable), the Mortgagor is an entity organized under the laws of a state of the United

States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan, no Mortgage Loan has a Mortgagor that is an affiliate of another Mortgagor under another Mortgage Loan.

(40)	Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements were conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, an “Environmental Condition”) at the related Mortgaged Property or the need for further investigation, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable Environmental Laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related Mortgagee; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that, based on the ESA, can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof, and, if and as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy meeting the requirements set forth below that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than “A-” (or the equivalent) by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services and/or Fitch Ratings, Inc.; (E) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. To the Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-05 or its successor) at the related Mortgaged Property.

(41)	Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Closing Date. The appraisal is signed by an appraiser who is a Member of the Appraisal Institute (“MAI”) and, to the Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation. Each appraisal contains a statement, or is accompanied by a letter from the appraiser, to the effect that the appraisal was performed in accordance with the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

(42)	Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as an exhibit to the related Mortgage Loan Purchase Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained in the Mortgage Loan Schedule.

(43)	Cross-Collateralization. Except with respect to a Mortgage Loan that is part of a Whole Loan no Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan that is outside the Mortgage Pool, except as set forth on Exhibit C.

(44)	Advance of Funds by the Seller. After origination, no advance of funds has been made by the Seller to the related Mortgagor other than in accordance with the Loan Documents, and, to the Seller’s knowledge, no funds have been received from any person other than the related Mortgagor or an affiliate for, or on account of, payments due on the Mortgage Loan (other than as contemplated by the Loan Documents, such as, by way of example and not in limitation of the foregoing, amounts paid by the tenant(s) into a Mortgagee-controlled lockbox if required or contemplated under the related lease or Loan Documents). Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the date hereof.

(45)	Compliance with Anti-Money Laundering Laws. The Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan.

For purposes of these representations and warranties, “Mortgagee” means the mortgagee, grantee or beneficiary under any Mortgage, any holder of legal title to any portion of any Mortgage Loan or, if applicable, any agent or servicer on behalf of such party.

For purposes of these representations and warranties, the phrases “the Seller’s knowledge” or “the Seller’s belief” and other words and phrases of like import mean, except where otherwise expressly set forth in these representations and warranties, the actual state of knowledge or belief of the Seller, its officers and employees directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth in these representations and warranties.

Exhibit B-30-1

List of Mortgage Loans with Current Mezzanine Debt

Loan #	Mortgage Loan
3	540 West Madison

 B-30-1-1

Exhibit B-30-2

List of Mortgage Loans with Permitted Mezzanine Debt

Loan #	Mortgage Loan
2	225 Bush Street

 B-30-2-1

Exhibit B-30-3

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

None.

 B-30-3-1

EXHIBIT C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception

(5) Lien; Valid Assignment	Center For The Medical Arts (Loan No. 17)	The tenant doing business as “Walgreens” has a right of first refusal related to the sale of its leased premises. The related right does not apply in the context of a foreclosure, deed-in-lieu or other exercise of remedies under the Mortgage Loan documents.

(5) Lien; Valid Assignment	Michaels Distribution Center (Loan No. 22)

The tenant doing business as “Michaels” has a right of first refusal in conjunction with the sale of the Mortgaged Property pursuant to the terms of its lease. The related rights are not applicable in the context of a foreclosure or other transfer of the Mortgaged Property pursuant to the exercise of remedies under the related loan documents, and in the event such tenant exercises its right of first refusal, its interest of the Mortgaged Property following such purchase would remain subject to the Mortgage Loan.

The tenant doing business as “Michaels” has an option to purchase the Mortgaged Property in conjunction with certain casualty and condemnation events pursuant to the terms of its lease. The exercise of such purchase option is subject to the lender’s consent.

(6) Permitted Liens; Title Insurance	Center For The Medical Arts (Loan No. 17)	See exceptions to Representations and Warranties #5 above.

(6) Permitted Liens; Title Insurance	Michaels Distribution Center (Loan No. 22)	See exceptions to Representations and Warranties #5 above.

(11) Taxes and Assessments	Iron Mountain National Industrial (Loan No. 8)	The tenant under unitary lease, Iron Mountain Information Management, LLC, pays the taxes directly to the taxing authority.

(11) Taxes and Assessments	Center For The Medical Arts (Loan No. 17)	The tenant doing business as “Walgreens” pays the taxes attributable to the separate tax parcel on which its leased premises are located.

(13) Actions Concerning Mortgage Loan	Embassy Suites Portland Airport (Loan No. 13)	There is ongoing litigation between affiliates of the Mortgagor and the JQH Trust (which has filed for bankruptcy) relating to a portfolio of assets once jointly owned by such trust and such affiliates, which portfolio included each related Mortgaged Property. Neither the related Mortgagors nor the non-recourse guarantors are parties to such litigation.

(16) Insurance	All Mortgage Loans Originated by GSMC and GS CRE except for: U.S. Industrial Portfolio (Loan No. 4) 540 West Madison (Loan No. 3) Hamilton Place (Loan No. 9) Alton Corporate Plaza (Loan No. 15)	The threshold used in the Mortgage Loan documents, as it pertains to use of insurance proceeds for repair and restoration in respect of a property loss, is 5% of the original principal balance of the Mortgage Loan, instead of the then outstanding principal amount of the Mortgage Loan.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception

(16) Insurance	AMA Plaza (Loan No. 1)	All policies are required to be issued by one or more insurers having a rating of at least “A” by S&P and “A2” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best), or by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings, and all such insurers are required to have ratings of not less than “BBB+” by S&P and “Baa1” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best). Notwithstanding the foregoing, the Mortgagor is permitted to continue to utilize Starr Surplus Lines Insurance Company (“Starr”), rated “A: XV” by A.M. Best, under the Mortgagor’s current policies as of the origination date provided that (1) the rating of Starr is not withdrawn or downgraded below the origination date and (2) at renewal of the current policy term In August 2017, the Mortgagor is required to replace Starr with an insurance company meeting the rating requirements set forth above.

(16) Insurance	U.S. Industrial Portfolio (Loan No. 4)	All policies are required to be issued by one or more insurers having a rating of at least “A-” by S&P, or by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings, and all such carriers have claims-paying ability ratings of not less than “BBB+” by S&P and “A: X” by A.M. Best.

(16) Insurance	Simon Premium Outlets (Loan No. 6)

All policies are required to be issued by one or more insurers having a rating of at least “A” by S&P, or by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings, and all such insurers are required to have ratings of not less than “BBB” by S&P. Notwithstanding the foregoing, the Mortgagor is permitted to continue to maintain the insurance coverage with the insurer(s) under the policies substantially similar to those evidenced in the certificates of insurance delivered to and approved by the lender on the origination date, provided that such insurer(s) maintain no less than the claims paying ability rating applicable thereto by S&P set forth above (or by A.M. Best to the extent permitted under the Mortgage Loan Agreement) and in effect on the origination date.

If any portion of a Mortgaged Property is located in a “special flood hazard area”, flood insurance is required to be maintained in the lesser of (a) the outstanding principal balance of the Mortgage Loan or (b) the maximum amount of such insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended.

(16) Insurance	Simon Premium Outlets (Loan No. 6) 540 West Madison (Loan No. 3) Embassy Suites Portland Airport (Loan No. 13)	The threshold used in the Mortgage Loan documents, as it pertains to use of insurance proceeds for repair and restoration in respect of a property loss, is a fixed amount, instead of the then outstanding principal amount of the Mortgage Loan.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception

(16) Insurance	540 West Madison (Loan No. 3)

All policies are required to be issued by one or more insurers having a rating of at least “A” by S&P and “A2” by Moody’s (or, if Moody’s does not rate such insurer, at least “A:VIII” by A.M. Best), or by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having ratings of at least “A” by S&P and “A2” by Moody’s (or, if Moody’s does not rate such issuer, at least, “A:VIII” by A.M. Best) (provided that all such insurers are required to have ratings of not less than “BBB+” by S&P and, if such insurer is rated by Moody’s, “Baa1” by Moody’s). Notwithstanding the foregoing, the Mortgagor is permitted to continue to utilize Ironshore Indemnity Inc. (“Ironshore”), rated “Baa1” by Moody’s and “A: XIV” by A.M. Best, under the Mortgagor’s current policies as of the origination date provided that (1) neither of the ratings of Ironshore is withdrawn or downgraded below the origination date and (2) at renewal of the current policy term on December 31, 2016, the Mortgagor is required to replace Ironshore with an insurance company meeting the rating requirements set forth above.

The threshold used in the Mortgage Loan documents, as it pertains to use of insurance proceeds for repair and restoration in respect of a property loss, is $10,000,000 instead of 5% of the then outstanding principal amount of the Mortgage Loan.

(16) Insurance	Hamilton Place (Loan No. 9)

All policies are required to be issued by one or more insurers having a rating of at least “A: VIII” by A.M. Best and “A-” by S&P, or by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings, and all such carriers have claims-paying ability ratings of not less than “BBB+” by S&P.

The threshold used in the Mortgage Loan documents, as it pertains to use of insurance proceeds for repair and restoration in respect of a property loss, is 7.5% of the outstanding principal balance of the Mortgage Loan, instead of 5% of the then outstanding principal amount of the Mortgage Loan.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception

(16) Insurance

225 Bush Street
(Loan No. 2)

Quad at Whittier
(Loan No. 5)

Westchester Office Portfolio 700 Series
(Loan No. 7)

Iron Mountain National Industrial
(Loan No. 8)

Village Square
(Loan No. 10)

Hilton Garden Inn Old Town
(Loan No. 11)

Poipu Shopping Village
(Loan No. 12)

Westchester Office Portfolio
2500-2700 Series
(Loan No. 14)

Skypark Plaza Shopping Center (Loan No. 16)

Center For The Medical Arts
(Loan No. 17)

Residence Inn and SpringHill
Suites North Shore
(Loan No. 18)

Berkshire Hathaway
(Loan No. 23)

All policies are required to be issued by one or more insurers having a rating of at least “A” by S&P and “A2” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best), or by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings, and all such insurers are required to have ratings of not less than “BBB+” by S&P and “Baa1” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best).

(16) Insurance	David Holdings Portfolio (Loan No. 19)

The Mortgagor may rely on the insurance provided by the condominium association from the tenant doing business as Walgreens.

The Mortgagor may rely on the insurance provided by any of the tenants doing business as Sprouts Farmers Market, Petco or Walgreens for its respective leased premises so long as such insurance is maintained in compliance with the terms of the applicable lease and satisfies the other requirements set forth in the related Mortgage Loan documents.

(16) Insurance	Holiday Inn Hollywood (Loan No. 20)	The Mortgagor may pay insurance premiums through a premium financing agreement provided that (i) the Mortgagor is required to provide proof of payment of each installment to the premium financing company as they become due and payable, and (ii) the lender is maintaining in escrow an amount equal to three months of the annual insurance premiums for the Mortgaged Property to be paid pursuant to the premium finance agreement, to be used by the lender to obtain the necessary insurance in the event that the Mortgagor fails to provide proof of payment as required pursuant to clause (i) above.

(16) Insurance	Michaels Distribution Center (Loan No. 22)	All policies are required to be issued by one or more insurers having a rating of at least “A” by S&P and “A2” by Moody’s (or, if Moody’s does not rate such insurer, at least “A: VIII” by A.M. Best), or by a syndicate of insurers through which at least 75% of the coverage (if there are 4 or fewer members of the syndicate) or at least 60% of the coverage (if there are 5 or more members of the syndicate) is with insurers having such ratings, and all such insurers are required to have ratings of not less than “A” by S&P or “A: IX” by A.M. Best).

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception

(17) Access; Utilities; Separate Tax Lots	U.S. Industrial Portfolio (Loan No. 4)	One Mortgagor previously owned a vacant, non-income producing outparcel adjacent to the Mortgaged Property. The outparcel is not a separate tax lot however, (i) the Mortgagor is required to cause a separate tax lot to be established prior to any applicable deadline for accomplishing the same prior to the 2017 tax year, and (ii) the Mortgagor has reserved with the lender the amount of taxes payable with respect to such parcel over the ensuing 12 months. The lender may require that the Mortgagor replenish such escrow (in an amount reasonably estimated by the lender) on each subsequent anniversary of the origination date, until such evidence of separate tax parcel is delivered to the lender.

(17) Access; Utilities; Separate Tax Lots	David Holdings Portfolio (Loan No. 19)	The Walgreens San Antonio Mortgaged Property is one of 4 condominium units. The condominium regime was organized on March 30, 2016 and separate tax parcels do not yet exist. The condominium association is responsible for paying the related taxes and the unit owners pay assessments for their interest of the taxes.

(24) Local Law Compliance	Sabre Springs (Loan No. 30)	The zoning letter obtained from the local jurisdiction stated that the development of the Mortgaged Property was controlled by a previously issued Planned Commercial Development Permit (“PCD”) that would indicate the current parking count and use of a day care at the Mortgaged Property would not be in compliance with applicable zoning. The Mortgaged Property’s use and parking are each considered legal non-conforming because a current PCD or a conditional use permit were not available with the City of San Diego with respect to current parking conformance or the use of a day care facility, respectively.

(24) Local Law Compliance	Therma Tru Doors (Loan No. 32)	The current use of the Mortgaged Property as a warehouse/distribution facility is a legal nonconforming use. The Mortgagor is required to use commercially reasonable efforts to deliver evidence acceptable to the lender on or before November 17, 2016, that the governing zoning authority has issued a variance approving the current use on the Mortgaged Property as a legal conforming use.

(25) Licenses and Permits	Hyatt Place Princeton (Loan No. 21)	The Mortgagor is currently operating the Mortgaged Property without the benefit of a permanent liquor license issued in the name of the Mortgagor or an affiliate. Mortgagor is obligated to deliver a copy of the permanent liquor license upon receipt. Until the permanent license is issued, Mortgagor has entered an arrangement with the current holder of the liquor license applicable to the Mortgaged Property to continue operations.

(25) Licenses and Permits	3507 Ringsby Court (Loan No. 28)	Local zoning authorities did not possess zoning permit reviews for 9 of the 16 units at the Mortgaged Property.

(26) Recourse Obligations	U.S. Industrial Portfolio (Loan No. 4)	Recourse carveouts do not include misappropriation of condemnation proceeds.

(26) Recourse Obligations	Simon Premium Outlets (Loan No. 6)	For so long as Simon Property Group, L.P. is the guarantor under the guaranty and indemnitor under the environmental indemnity, the recourse liability of guarantor under such documents is required to be limited to 20% of the Whole Loan as of the origination date and all of the reasonable, out-of-pocket costs and expenses (including, but not limited to, court costs and fees and reasonable attorney’s fees) incurred by the lender in connection with the enforcement of, or preservation of the lender’s rights under, the guaranty and the environmental indemnity.

(26) Recourse Obligations	Iron Mountain National Industrial (Loan No. 8)	The Mortgagor is the only obligated party as it relates to the recourse carveouts and springing recourse obligations.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception

(26) Recourse Obligations	Hamilton Place (Loan No. 9)	Recourse for prohibited transfers of the Mortgaged Property or equity interests in the Mortgagor is limited to actual damages (not full recourse).

(29) Acts of Terrorism Exclusions	Simon Premium Outlets (Loan No. 6)	If TRIPRA is no longer in effect, the related Mortgagors are not required to pay annual premiums for a stand-alone policy for a Mortgaged Property in excess of an amount equal to two (2) times the then-current annual insurance premiums payable for the policies insuring such Mortgaged Property (excluding the wind and flood components of such Insurance Premiums) on a stand-alone basis.

(30) Due on Sale or Encumbrance	Simon Premium Outlets (Loan No. 6)

The following transfers are permitted without lender consent:

(i) the sale, transfer, exchange or issuance of any securities, stock or other equity interests in any key principal (i.e., Simon Property Group, Inc. and Simon Property Group, L.P., the guarantor) or in any entity directly or indirectly owning a direct or indirect legal and beneficial interest in any key principal or the merger or consolidation of any key principal or any entity owning a direct or indirect legal and beneficial interest in any key principal are permitted without consent (but are subject to other conditions such as new insolvency opinions, “know your customer” searches, satisfaction of ERISA and Patriot Act requirements); and

(ii) the pledge of interest by a direct or indirect owner of any Mortgagor to secure a corporate or parent level credit facility from one or more major financial institutions, involving a sufficient portion of the underlying real estate assets owned by such entity such that the facility is not underwritten as property specific mezzanine financing.

(30) Due on Sale or Encumbrance	540 West Madison (Loan No. 3)	The Mortgage Loan Agreement permits future preferred equity incurred by an entity above the related Mortgagor and the mezzanine borrowers.

(30) Due on Sale or Encumbrance	Iron Mountain National Industrial (Loan No. 8)	The Mortgage Loan documents permit the pledge of the direct or indirect equity interests in the Mortgagor to secure debt of the ultimate parent company (i.e., Iron Mountain Incorporated) owed to banks, institutional lenders or other accredited investors, provided that (x) such debt is secured by a pledge of equity interests in at least 50% of such entity’s other direct or indirect subsidiaries formed in the United States, or other substantial collateral, in addition to such pledge of direct or indirect equity interests in the Mortgagor, (y) the proceeds of the indebtedness secured by such pledge are not utilized solely for purposes related to the Mortgaged Property, and (z) the lender is to be provided with evidence of any foreclosed interests in accordance with the terms of the Mortgage Loan documents and any transfers being subject to the general transfer restrictions set forth in the Mortgage Loan documents (i.e., control to be maintained by a qualified equityholder, pay applicable transfer fee if there is a change of control, etc.).

(31) Single-Purpose Entity	Simon Premium Outlets (Loan No. 6)	The Mortgagors are permitted to commingle funds in accounts with the related guarantor. Pursuant to a cash agency agreement, (i) each Mortgagor retains ownership of income and revenues from its respective Mortgaged Property deposited in the accounts, (ii) the guarantor maintains records which, at all times, allow each borrower’s funds to be readily identified, (iii) the guarantor is prohibited from using or borrowing any borrower’s funds in the accounts and (iv) any transfer of ownership of any funds of any borrower in the accounts will be a distribution from such borrower to its owners.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception

(31) Single-Purpose Entity	U.S. Industrial Portfolio (Loan No. 4)	One Mortgagor previously owned a vacant, non-income producing outparcel adjacent to the Mortgaged Property. The outparcel is not a separate tax lot however, (i) the Mortgagor is required to cause a separate tax lot to be established prior to any applicable deadline for accomplishing the same prior to the 2017 tax year, and (ii) the Mortgagor has reserved with the lender the amount of taxes payable with respect to such parcel over the ensuing 12 months. The lender may require that the Mortgagor replenish such escrow (in an amount reasonably estimated by the lender) on each subsequent anniversary of the origination date, until such evidence of separate tax parcel is delivered to the lender.

(31) Single-Purpose Entity	Center For The Medical Arts (Loan No. 17)	The Mortgagor was not required to deliver a non-consolidation opinion in conjunction with the origination of the Mortgage Loan.

(31) Single-Purpose Entity	3507 Ringsby Court (Loan No. 28)	The Mortgagor previously owned certain real property prior to the origination date which is not collateral for the Mortgage Loan and does not comprise the Mortgaged Property.

(32) Defeasance	AMA Plaza (Loan No. 1)	Servicer fees with respect to a defeasance are capped at $20,000.

(32) Defeasance	Iron Mountain National Industrial (Loan No. 8)	The Mortgagor may obtain a partial release of individual Mortgaged Properties from the lien of the mortgage subject to the satisfaction of certain conditions, including the REMIC requirements and including defeasing a portion of the Mortgage Loan in an amount equal to the applicable release price which is (a) 105% of the applicable allocated loan amount associated with the individual Mortgaged Properties for the first 10% of the initial Mortgage Loan amount, (b) 110% of the applicable allocated loan amount for the next 10% of the initial Mortgage Loan amount and (c) 115% of the applicable allocated loan amount for any remaining individual Mortgaged Property.

(34) Ground Leases	AMA Plaza (Loan No. 1)

(j) Ground lease is silent on this point; however, it provides that the lessee is entitled to receive all insurance proceeds. The Mortgage Loan Agreement requires loss proceeds to be reserved with the lender.

(k) Ground lease is silent on this point; however, the Mortgage Loan Agreement requires such application of loss proceeds.

(34) Ground Leases	Embassy Suites Portland Airport (Loan No. 13)	(d) The ground lease under the Mortgage Loan may become subject to municipal bonds or ordinances or to agreements between the Port of Portland and the United States federal government.

(34) Ground Leases	Poipu Shopping Village (Loan No. 12)

(e) The Ground Lessor retains the right to approve the transfer of the Ground Lease by the holder of the Mortgage Loan and its successors and assigns after foreclosure or by the holder of the Mortgage Loan and its successors and assigns under a new lease, with such consent not to be unreasonably withheld, unless the proposed transferee meets certain qualifications set forth in the Ground Lease.

(i) All subleases are subject to Ground Lessor’s approval, not to be unreasonably withheld.

(39) Organization of Mortgagor	Westchester Office Portfolio 700 Series (Loan No. 7) Westchester Office Portfolio 2500-2700 Series (Loan No. 14)	The Mortgagors under each of the related Mortgage Loans are affiliates of each other.

Rep. No. on Annex D-1	Mortgage Loan and Number as Identified on Annex A-1	Description of Exception

(39) Organization of Mortgagor	Berkshire Hathaway (Loan No. 23) Wesco International (Loan No. 29) Therma Tru Doors (Loan No. 32)	The Mortgagors under each of the related Mortgage Loans are affiliates of each other.

(41) Appraisal	U.S. Industrial Portfolio (Loan No. 4)	The related appraisals are each dated December 15, 2015, which is more than 6 months prior to the Mortgage Loan origination date.

(41) Appraisal	David Holdings Portfolio (Loan No. 19)	The related appraisal is dated March 24, 2016, which is more than 6 months prior to the Mortgage Loan origination date.

EXHIBIT D

FORM OF OFFICER’S CERTIFICATE

Goldman Sachs Mortgage Company (“Seller”) hereby certifies as follows:

1.	All of the representations and warranties (except as set forth on Exhibit C) of the Seller under the Mortgage Loan Purchase Agreement, dated as of November 1, 2016 (the “Agreement”), between GS Mortgage Securities Corporation II and Seller, are true and correct in all material respects on and as of the date hereof (or as of such other date as of which such representation is made under the terms of Exhibit B and Exhibit F to the Agreement) with the same force and effect as if made on and as of the date hereof (or as of such other date as of which such representation is made under the terms of Exhibit B and Exhibit F to the Agreement).

2.	The Seller has complied in all material respects with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof, and no event has occurred which would constitute a default on the part of the Seller under the Agreement.

3.	None of the Prospectus, dated November 17, 2016 (the “Prospectus”) relating to the offering of the Public Certificates, the Offering Circular, dated November 17, 2016 (the “Offering Circular”), relating to the offering of the Private Certificates, the AMA Plaza Loan-Specific Offering Circular, dated November 17, 2016 (the “AMA Plaza Loan-Specific Offering Circular”), relating to the offering of the AMA Plaza Loan-Specific Certificates, or the 225 Bush Street Loan-Specific Offering Circular, dated November 17, 2016 (the “225 Bush Street Loan-Specific Offering Circular”), relating to the offering of the 225 Bush Street Loan-Specific Certificates, in the case of the Prospectus, as of the date of the Prospectus or as of the date hereof, the Offering Circular, as of the date thereof or as of the date hereof, the AMA Plaza Loan-Specific Offering Circular, as of the date thereof or as of the date hereof, or the 225 Bush Street Loan-Specific Offering Circular, as of the date thereof or as of the date hereof, included or includes any untrue statement of a material fact relating to the Seller, the Mortgage Loans, any related Whole Loan (including, without limitation, the identity of the servicers for, and the terms of the Other Pooling and Servicing Agreement governing the servicing of, any related Non-Serviced Whole Loan), the related Mortgaged Properties and the related Mortgagors and their respective affiliates, or omitted or omits to state therein a material fact relating to the Seller, the Mortgage Loans, any related Whole Loan (including, without limitation, the identity of the servicers for, and the terms of the Other

Pooling and Servicing Agreement governing the servicing of, any related Non-Serviced Whole Loan), the related Mortgaged Properties and the related Mortgagors and their respective affiliates required to be stated therein or necessary in order to make the statements therein relating to the Seller, the Mortgage Loans, any related Whole Loan (including, without limitation, the identity of the servicers for, and the terms of the Other Pooling and Servicing Agreement governing the servicing of, any related Non-Serviced Whole Loan), the related Mortgaged Properties and the related Mortgagors and their respective affiliates, in the light of the circumstances under which they were made, not misleading.

For the purposes of the foregoing certifications, with respect to any description contained in the Prospectus, the Offering Circular, the AMA Plaza Loan-Specific Offering Circular and the 225 Bush Street Loan-Specific Offering Circular of the terms or provisions of or servicing arrangements under any Other Pooling and Servicing Agreement governing the servicing of a Non-Serviced Whole Loan, to the extent that such description refers to any terms or provisions of or servicing arrangements under the Pooling and Servicing Agreement, the Seller has assumed that the description of such terms or provisions of or servicing arrangements under the Pooling and Servicing Agreement contained in the Prospectus, the Offering Circular, the AMA Plaza Loan-Specific Offering Circular and the 225 Bush Street Loan-Specific Offering Circular (i) does not include an untrue statement of a material fact and (ii) does not omit to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Capitalized terms used herein without definition have the meanings given them in the Agreement or, if not defined therein, in the Pooling and Servicing Agreement.

[SIGNATURE APPEARS ON THE FOLLOWING PAGE]

Certified this [____] day of [_______].

GOLDMAN SACHS MORTGAGE COMPANY

By:
Authorized Representative

Exhibit E

form of DILIGENCE FILE CERTIFICATION

(GSMS 2016-GS4)

Reference is hereby made to that certain Pooling and Servicing Agreement, dated as of November 1, 2016 (the “Pooling and Servicing Agreement”), relating to the issuance of the GS Mortgage Securities Trust 2016-GS4, Commercial Mortgage Pass-Through Certificates, Series 2016-GS4 (the “Series 2016-GS4 Certificates”) and that certain Mortgage Loan Purchase Agreement, dated as of November 1, 2016 (the “Mortgage Loan Purchase Agreement”), between the undersigned (the “Seller”) and GS Mortgage Securities Corporation II (the “Depositor”), pursuant to which the Seller sold certain Mortgage Loans to the Depositor in connection with the issuance of the Series 2016-GS4 Certificates. In accordance with Section 5(h) of the Mortgage Loan Purchase Agreement, the Seller hereby certifies to the Depositor (with a copy to the Master Servicer, the Special Servicers, the Certificate Administrator, the Trustee, the Custodian, the Controlling Class Representative, the Asset Representations Reviewer, and the Operating Advisor), as follows:

1.	The Seller has delivered an electronic copy of the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan to the Depositor by uploading such Diligence File to the Secure Data Room (as defined in the Pooling and Servicing Agreement); and

2.	Each Diligence File uploaded to the Secure Data Room contains all documents required under the definition of “Diligence File” and each such Diligence File is organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative, the ___ day of [______], 2016.

[INSERT SELLER NAME]

By:
Name:
Title:

E-1

EXHIBIT F

REPRESENTATIONS AND WARRANTIES REGARDING THE TRUST SUBORDINATE COMPANION LOANS, THE AMA PLAZA MORTGAGED PROPERTY AND THE 225 BUSH STREET MORTGAGED PROPERTY

The Seller represents and warrants to the Purchaser, as of the Closing Date, as to itself with respect to each Trust Subordinate Companion Loan, the AMA Plaza Mortgaged Property and the 225 Bush Street Mortgaged Property, that:

1.              The Seller is the sole owner of each Trust Subordinate Companion Loan and will transfer such Trust Subordinate Companion Loan and related assets to the Depositor free and clear of any liens, pledges, charges, security interests or encumbrances of any nature.

2.              Except as set forth in the related Mortgage File, the related Mortgage Loan documents have not been modified since the origination of the AMA Plaza Whole Loan and the 225 Bush Street Whole Loan, and the AMA Plaza Mortgaged Property and the 225 Bush Street Mortgaged Property has not been released from the lien of the related Mortgage.

3.              Each Trust Subordinate Companion Loan constitutes a whole note and not a participation interest or certificate.

4.              To the best of the Seller’s Knowledge (as defined below) after due inquiry, (a) there is no monetary or material non-monetary event of default existing under any of the related Mortgage Loan documents, (b) there is no event which, with the passage of time or with notice and the expiration of any applicable grace or cure period, would constitute a material event of default under any of the related Mortgage Loan documents, and (c) the Seller has not waived any event of default. “Seller’s Knowledge” means the actual knowledge of any of the individuals employed by the Seller, acting as lender, who were actively involved in the origination of the AMA Plaza Whole Loan or the 225 Bush Street Whole Loan, as applicable.

5.              Each Trust Subordinate Companion Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), which means that the gross proceeds of such Trust Subordinate Companion Loan at origination did not exceed the non-contingent principal amount of such Trust Subordinate Companion Loan and such Trust Subordinate Companion Loan is secured by an interest in real property (including land and buildings, but excluding personal property and going concern value, if any) having a fair market value (a) at the date such Trust Subordinate Companion Loan was originated at least equal to 80% of the original principal balance of such Trust Subordinate Companion Loan or (b) at the Closing Date at least equal to 80% of the original principal balance of such Trust Subordinate Companion Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (i) the amount of any lien on the real property interest that is senior to such Trust Subordinate Companion Loan and (ii) a proportionate amount of any lien that is in parity with such Trust Subordinate Companion Loan. If such Trust Subordinate Companion Loan was “significantly modified” prior

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to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Trust Subordinate Companion Loan or (y) satisfies the provisions of either sub-clause (a) above (substituting the date of the last such modification for the date such Trust Subordinate Companion Loan was originated) or sub-clause (b). Any prepayment premium and yield maintenance charges applicable to such Trust Subordinate Companion Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

6.              In the event of a taking of any portion of the Property by any governmental authority (including any court, board, agency, commission, office or other authority of any nature whatsoever for any governmental unit (foreign, federal, state, county, district, municipal, city or otherwise)), whether by legal proceeding or by agreement, and immediately after giving effect to the release of any portion of the lien of the related Mortgage in connection with such taking (but taking into account any proposed restoration on the remaining portion of the Property), the loan-to-value ratio is greater than 125% (taking into account only land and buildings, and excluding personal property and going concern value, if any) (provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (i) the amount of any lien on the real property interest that is senior to the related Trust Subordinate Companion Loan and (ii) a proportionate amount of any lien that is in parity with such Trust Subordinate Companion Loan), the Borrowers must pay down the principal balance of such Trust Subordinate Companion Loan by an amount not less than the least of one of the following amounts: (i) the condemnation award (less reasonable costs and expenses in collecting such award), (ii) the fair market value of the released portion of the Property (taking into account only land and buildings, and excluding personal property and going concern value, if any) at the time of the release or (iii) an amount such that the loan-to-value ratio (as so determined) after the release is not greater than the loan-to-value ratio (as so determined) of all of the Property immediately prior to the release, unless the lender receives an opinion of counsel that if such amount is not paid, the related Trust will not fail to maintain its status as a REMIC as a result of the release of the applicable portion of the Property.

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Exhibit G

FORM OF LIMITED POWER OF ATTORNEY

RECORDING REQUESTED BY:
GOLDMAN SACHS MORTGAGE COMPANY

AND WHEN RECORDED MAIL TO:

[_____]
[_____]
[_____]
Attention: [_____]

LIMITED POWER OF ATTORNEY
([Midland Loan Services, a Division of PNC Bank, National Association][Wells Fargo
Bank, National Association][AEGON USA Realty Advisors, LLC])

KNOW ALL MEN BY THESE PRESENTS, that GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership, not in its individual capacity but solely as seller (“Seller”) under the Mortgage Loan Purchase Agreement (defined below) hereby constitutes and appoints [Midland Loan Services, a Division of PNC Bank, National Association (“Midland”)][Wells Fargo Bank, National Association (“Wells”)][AEGON USA Realty Advisors, LLC (“AEGON”)], as Attorney-In-Fact, by and through any duly appointed officers and employees, to execute and acknowledge in writing or by facsimile stamp all documents customarily and reasonably necessary and appropriate for the tasks described in item (1) below; provided however, that the documents described below may only be executed and delivered by such Attorneys-In-Fact if such documents are required or permitted under the terms of the Mortgage Loan Purchase Agreement dated as of November 1, 2016 (the “Mortgage Loan Purchase Agreement”) by and among GS Mortgage Securities Corporation II, a Delaware corporation, as Depositor, and Seller, and no power is granted hereunder to take any action that would be adverse to the interests of the Seller.

(1) To perform any and all acts which may be necessary or appropriate to enable [Midland][Wells][AEGON] as [General Special][AMA Plaza Special][225 Bush Street Special] Servicer to take such action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to the Mortgage Loans (as defined in the Mortgage Loan Purchase Agreement) and any Serviced Companion Loans which have not been delivered, assigned or recorded at the time required for enforcement as provided in the Mortgage Loan Purchase Agreement, giving and granting unto [Midland][Wells][AEGON]

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as [General Special][AMA Plaza Special][225 Bush Street Special] Servicer full power and authority to do and perform any and every lawful act necessary, requisite, or proper in connection with the foregoing and hereby ratifying, approving or confirming all that [Midland][Wells][AEGON] as [General Special][AMA Plaza Special][225 Bush Street Special] Servicer shall lawfully do or cause to be done by virtue hereof.

This appointment is to be construed and interpreted as a limited power of attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not to be construed as a general power of attorney.

[Midland][Wells][AEGON] hereby agrees to indemnify and hold Goldman Sachs Mortgage Company, as Seller, and its directors, officers, employees and agents harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Seller by reason or result of the misuse of this Limited Power of Attorney by [Midland][Wells][AEGON]. The foregoing indemnity shall survive the termination of this Limited Power of Attorney and the Mortgage Loan Purchase Agreement or the earlier resignation or removal of [Midland][Wells][AEGON], as [general special][AMA Plaza special][225 Bush Street special] servicer under the PSA.

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IN WITNESS WHEREOF, the undersigned caused this power of attorney to be executed as of the [__]th day of [__] 20[__].

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:
Name:
Title:

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